                                                                    EXHIBIT 10.9


                                  SAVINGS PLAN
                                FOR EMPLOYEES OF
                      FROZEN FOOD EXPRESS INDUSTRIES, INC.

                    (As Restated Effective October 1, 1987)

                                  ARTICLE ONE
                                  -----------

                                    PURPOSE
                                    -------


     Section 1.1.  Introduction.  The following are provisions of the SAVINGS
     -----------   ------------
PLAN FOR EMPLOYEES OF FROZEN FOOD EXPRESS INDUSTRIES, INC. ("Plan") (as restated effective October 1, 1987). The Plan was originally established effective October 1, 1987. The Plan is now restated to incorporate the Plan and the subsequent amendments into one document which is intended to maintain the qualification of the Plan under Section 401(a) of the Internal Revenue Code of 1986 as amended ("Code") and applicable regulations. The restated Plan is effective October 1, 1987, except as otherwise provided herein. The Plan consists of the Plan document herein and the separate Trust Agreement.

     Section 1.2.  Purpose.  The purpose of the Plan is to reward eligible
     -----------   -------
Employees for their loyal and faithful service, to share with such Employees a portion of the Employers' profits, to help such Employees accumulate funds for their retirement, and to provide funds for such Employees or their Beneficiaries in the event of death or disability. The benefits provided by the Plan will be paid from the Trust and will be in addition to the benefits eligible Employees are entitled to receive under any other programs of the Employers and/or from the federal Social Security Act. The Plan and the Trust are established and shall be maintained for the exclusive benefit of the eligible Employees and their beneficiaries.



                                 * * * * * * *

                                  ARTICLE TWO
                                  -----------

                                  DEFINITIONS
                                  -----------


     When used herein, the following words and phrases shall have the respective meanings set forth below, unless the context clearly indicates otherwise:

       Section 2.1.  Accounts means the value of all of the accounts maintained
       -----------   --------
by the Committee for a particular Participant, including his Employer Contribution Account, Rollover Account, Savings Account and, EFFECTIVE JANUARY 1, 1988, Incentive Account.

     Section 2.2.  Administrator means the Committee designated by the Employer
     -----------   -------------
unless the Employer designates another person to hold the position of Administrator by written Employer action.

     Section 2.3.  Affiliate means any company, other than an Employer, included
     -----------   ---------
within a "controlled group of corporations" defined by Code Section 1563(a) determined without regard to subsections (a)(4) and (e)(3)(C) of Code Section 1563, and Code Section 409(l)(4), which contains an Employer.

     Section 2.4.  Allocation Date means the last day of each calendar quarter
     -----------   ---------------
of any Plan Year.

     Section 2.5.  Alternate Payee means any spouse, former spouse, child, or
     -----------   ---------------
other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

     Section 2.6.  Beneficiary means a person or entity, either in an individual
     -----------   -----------
or fiduciary capacity, designated by a Participant or Former Participant pursuant to Article 8 to receive any benefit payable under this Plan upon the death of such Participant or Former Participant.

     Section 2.7.  Break in Service
     -----------   ----------------

     (a) A Break in Service, for purposes of eligibility, means a Computation Period described in Section 2.65(a) relating to Year of Service, during which an Employee has not completed more than five hundred (500) Hours of Service with the Employer.

     (b) A Break in Service, for purposes of vesting, means a Computation Period described in Section 2.65(b) relating to Year of Service, during which an Employee has not completed more than five hundred (500) Hours of Service with the Employer.

     (c) An Employee shall not incur a Break in Service for the Plan Year in which the Employee becomes a Participant, dies, retires or suffers total and permanent disability.

     (d) Further, solely for the purpose of determining whether a Participant has incurred a Break in Service under (a) or (b) above, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence."

          (i) An "authorized leave of absence" means an unpaid temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service or any other reason.

               A. a person is absent on a leave of absence with the prior consent of his Employer, which consent shall be granted under uniform rules applied to all

                    Employees on a nondiscriminatory basis, but only if such person is an Employee immediately prior to the commencement of such period of authorized absence and resumes employment with an Employer not later than the first working day following the expiration of such period of authorized absence;

               B. a person is a member of the Armed Forces of the United States and his reemployment rights are guaranteed by law, but only if such person is an Employee immediately prior to becoming a member of such Armed Forces and resumes employment with an Employer within the period during which his reemployment rights are guaranteed by law; or

               C. a person who is at any time an Employee who is employed by an entity which is not an Employer but whose employees are deemed, under Section 414 of the Code, to be employed, together with all Employees, by a common entity, including a period or periods of such employment prior to or after any particular time such person is an Employee.

          (ii) A "maternity or paternity leave of absence" means an absence from work for any period because of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee relating to the adoption of the child, or any absence for the purpose of caring for the child for a period immediately following the birth or placement. For purposes of a maternity and paternity leave of absence, Hours of Service shall be credited for the Computation Period in which the absence from work begins, only if the credit is necessary to prevent the Employee from incurring a One Year Break in Service, or, in any other case, in the immediately following Computation Period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for the absence, or, in any case in which the Administrator is unable to determine the hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed five hundred one (501) hours.

     (e) Notwithstanding the foregoing, no credit will be given for such absences from work unless the Employee furnishes to the Committee such timely information as it may reasonably require to establish that the absence from work is for the reason(s) referred to above and the number of days for which there was such an absence.

     Section 2.8.  Committee means the Savings Plan Committee appointed pursuant
     -----------   ---------
to Article 16 to administer the Plan.

     Section 2.9.  Compensation
     -----------   ------------

     (a) Annual Compensation, pursuant to the safe harbor definition of Treasury Regulation Section 1.415-2(d)(10), means wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan described in Treasury Regulation Section 1.62-2(c), and excluding the following:

          (i) contributions by the Employer to any qualified deferred compensation plan (to the extent not includable in the Participant's gross income) or simplified employee pension defined in Code Section 408(k) (to the extent not includable in the Participant's gross income);

          (ii) distributions from any plan of deferred compensation;

          (iii) amounts realized from the exercise of any nonqualified stock option, or, in the case of restricted stock, when such stock becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          (iv) amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

          (v) other amounts which receive special tax benefits such as premiums paid by the Employer (to the extent not includable in the Participant's gross income) under group term life insurance, contributions by the Employer to an annuity under Code Section 403(b) (to the extent not includable in the Participant's gross income), and any other amounts received under any Employer sponsored fringe benefit plan (to the extent not includable in the Participant's gross income).

     (b) Annual Compensation for any Limitation Year includes compensation received by an Employee in that Limitation Year from an Employer prior to the Employee becoming a Participant in the Plan.

     (c) Notwithstanding the foregoing, Annual Compensation taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $200,000, or such larger amount the Secretary of the Treasury may prescribe for the relevant year. (However, for Plan Years beginning prior to January 1, 1989, the $200,000 limit shall apply only for Top Heavy Plan Years and shall not be adjusted.) The $200,000 limit shall be adjusted by the Secretary at the same time and in the same manner as under Code
Section 415(d) except that the dollar increase in effect on January 1 of any calendar year is effective for years beginning in such calendar year. If the period for determining compensation used in calculating an Employee's allocation for a determination period is a short Plan Year the Annual Compensation limit is an amount equal to the otherwise applicable Annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short Plan Year and the denominator of which is twelve (12). If Compensation for any prior determination period is taken into account in determining an Employee's allocations or benefits for the current determination period, the Compensation for such prior year is subject to the applicable Annual Compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable Annual Compensation limit is $200,000. The $200,000 (or adjusted) Annual Compensation limit applies to the combined Annual Compensation of the Employee and of any Family Member aggregated with the Employee under Section 2.24 who is either (i) the Employee's spouse, or (ii) the Employee's lineal descendant under the age of 19. If, for a Plan Year, the combined Annual Compensation of the Employee and the Family Members who are Participants entitled to an allocation for that Plan Year exceeds the $200,000 (or adjusted) limit, Annual Compensation for each such Participant, for purposes of the contribution and allocation provisions of Articles 3 and 5, means his or her Adjusted Compensation. Adjusted Compensation is the amount which bears the same ratio to the $200,000 (or adjusted) limit as the affected Participant's Annual Compensation without regard to the $200,000 (or adjusted) limit bears to the combined Annual Compensation of all the affected Participants in the family unit. If the Plan uses permitted disparity, the Committee must determine the integration level of each affected Family Member Participant prior to prorating the $200,000 (or adjusted) limit, but the combined integration level of the affected Participants may not exceed the $200,000 (or adjusted) limit. The combined Excess Compensation of the affected Participants in the family unit may not exceed the $200,000 (or adjusted) limit minus the affected Participants' combined integration level, as determined under the preceding sentence. If the combined Excess Compensation exceeds this limit, the Committee will prorate the Excess Compensation limit among the affected Participants in the family unit in proportion to each individual's Adjusted Compensation minus his or her integration level.

     (d) For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Annual Compensation means Annual Compensation defined in this Section 2.6, except any exclusions from Annual Compensation other than the exclusions described in clauses (a)(i), (ii), (iii), (iv), and
(v) do not apply. The Employer also may elect to use an alternate nondiscriminatory definition, under Code Section 414(s) and the applicable Treasury regulations. In determining Annual Compensation under this paragraph, the Employer may elect to include all Elective Contributions made by the Employer on behalf of the Employees. The Employer's election to include Elective Contributions must be consistent and uniform for Employees and all plans of the Employer for any particular Plan Year. The Employer may make this election to include Elective Contributions for nondiscrimination testing purposes, whether or not this Section includes Elective Contributions in the general Annual Compensation definition of the Plan.

     (e) Notwithstanding the foregoing, Annual Compensation for any Self-Employed Individual means Earned Income.

     (f) In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

          If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

     Section 2.10.  Company means FROZEN FOOD EXPRESS INDUSTRIES, INC., a
     ------------   -------
corporation organized under the laws of the State of Texas.

     Section 2.11.  Company Stock means the presently authorized common stock,
     ------------   -------------
$1.50 par value, of the Company, and any other stock into which such presently authorized common stock may hereafter be converted, whether directly as a result of a single change or indirectly as a result of more than one change.

     Section 2.12.  Company Stock Fund means the investment fund for the
     ------------   ------------------
investment of Plan assets hereunder consisting solely of Company Stock, together with such amounts of cash as, in the Trustee's sole discretion, is too small to be reasonably invested in such Company Stock.

     Section 2.13.  Current Market Value means the Current Market Value of each
     ------------   --------------------
asset included in the Trust Assets on any particular date shall be that amount determined by the Trustee on a basis uniformly applied which, in the Trustees opinion, fairly reflects the fair market value of such asset on such date.

     Section 2.14.  Disability means a physical or mental condition which, in
     ------------   ----------
the opinion of the Committee, totally and presumably permanently prevents a Participant or Former Participant from performing substantially the same duties assigned to him by his Employer (which includes for purposes of this Section
2.14 an employing entity described in Section 2.3) at the time such condition develops, or if such Participant or Former Participant is on an Authorized Leave of Absence (other than an Authorized Leave of Absence referred to in Section 2.3) or any other leave of absence approved by his Employer when such condition develops, substantially the same duties assigned to him by his Employer immediately prior to the commencement of such period of authorized or approved absence. A determination that Disability exists shall be based upon competent medical evidence satisfactory to the Committee. The date any person's Disability occurs shall be deemed to be the date such condition is determined to exist by the Committee.

     Section 2.15.   Early Retirement means the date the Participant attains age
     ------------    ----------------
55 and completes ten (10) Years of Service.

     Section 2.16.   Early Retirement Date means the first day next following
     ------------    ---------------------
the date the Participant attains Early Retirement Age and which immediately follows the last day on which the Participant is an Employee, or, if later, the last day of the Participant's Authorized Leave of Absence, if any.

     Section 2.17.  Effective Date.  The original Effective Date of this Plan
     ------------   --------------
is OCTOBER 1, 1987. The Effective Date of this as restated during the 1994 Plan Year is OCTOBER 1, 1987.

     Section 2.18.  Employee.
     ------------   --------

     (a) Employee means any individual currently employed by the Employer maintaining the Plan or of any other Employer required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o).

     (b) The Plan treats any Leased Employee as an Employee of the Employer unless excluded by an exclusion classification in Section 3.1. A Leased Employee is an individual, who otherwise is not an Employee of the Employer, who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code Section 144(a)(3)) on a substantially full time basis for at least one (1) year and who performs services historically performed by Employees in the Employer's business field. If a Leased Employee is treated as an Employee because of this Section 2.18, Annual Compensation includes compensation from the leasing organization which is attributable to services performed for the Employer.

     (c) Notwithstanding the foregoing, the Plan does not treat any Leased Employee as an Employee of the Employer if the leasing organization covers the Employee in a safe harbor plan and, prior to the application of this safe harbor plan exception, twenty percent (20%) or less of the Employer's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least ten percent (10%) of the employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the ten percent (10%) contribution on the basis of compensation defined in Code Section 415(c)(3) plus salary deferrals.

     (d) The Committee must apply this Section 2.18 in a manner consistent with Code Sections 414(n) and 414(o) and the applicable Treasury regulations. The Committee will reduce a Leased Employee's allocation of Employer Contributions under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer. The leasing organization's plan must be a money purchase pension plan which would satisfy the definition under this Section 1.16 of a safe harbor plan, irrespective of whether the Employer is able to apply the safe harbor plan exception.

     Section 2.19.  Employer Contribution Account means the account or record
     ------------   -----------------------------
maintained or caused to be maintained by the Trustee showing the composition and value of the individual interest of a particular Participant, Former Participant or Beneficiary in the Trust Assets attributable to Employer Contributions; effective January 1, 1988, Matching Employer Contributions made pursuant to
Section 4.2(a).

     Section 2.20.  Employer Contributions means the contributions made by the
     ------------   ----------------------
Employers pursuant to Section 4.2(a); EFFECTIVE JANUARY 1, 1988, the Employer Matching Contributions and the Incentive Contributions made by the Employers pursuant to Section 4.2(a).

     Section 2.21.  Employer/Plan Sponsor.  Employer means FROZEN FOOD EXPRESS
     ------------   ---------------------
INDUSTRIES, INC., FFE TRANSPORTATION SERVICES, INC., CONWELL CORPORATION, W & B REFRIGERATION SERVICE COMPANY, INC., EFFECTIVE FEBRUARY 1, 1988, LISA MOTOR LINES, INC., EFFECTIVE MAY 24, 1990, GLOBAL REFRIGERANT MANAGEMENT, INC., or any other Affiliate who with the written consent of the Plan Sponsor adopts this Plan on the effective date of its election to participate. Plan Sponsor means FROZEN FOOD EXPRESS INDUSTRIES, INC.

     Section 2.22.  Employment Commencement Date means the first day for which
     ------------   ----------------------------
an Employee is to be credited with an Hour of Service.

     Section 2.23.  Entrance Date means OCTOBER 1, 1987.  Thereafter, the
     ------------   -------------
Entrance Dates are JANUARY 1 and JULY 1 of each Plan Year.

     Section 2.24.  Family Member means an Employee's spouse and lineal
     ------------   -------------
ascendants or descendants and the spouses of lineal ascendants and descendants, as described in Code Section 414(q)(6)(B).

     Section 2.25.  Former Participant means a Participant who is no longer
     ------------   ------------------
participating in the Plan but who has a vested account balance which has not been paid in full.

     Section 2.26.  Highly Compensated Employee means any Participant or Former
     ------------   ---------------------------
Participant who is a Highly Compensated Employee, defined in Code Section 414(q). Generally, any Participant or Former Participant is considered a Highly Compensated Employee if, during the Plan Year (the "Determination Year") or during the twelve month period immediately preceding the Determination Year or, if the Employer elects, the calendar year ending with or within the Determination Year (the "Look Back Year"), the Participant or Former
Participant:

     (a)  was at any time a Five Percent Owner, defined in Section 15.2(g);

     (b) received Compensation from the Employer in excess of $75,000, as adjusted by the Secretary of the Treasury for the relevant year;

     (c) received Compensation from the Employer in excess of $50,000, as adjusted by the Secretary of the Treasury for the relevant year, and was in the top-paid group of Employees for the relevant year. An Employee is in the top-paid group of Employees for any Plan Year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Annual Compensation paid during the Plan Year. However, solely for determining the total number of active Employees for a year, the following Employees are disregarded:

           (i) The Employees described in this subsection (i) are excluded on the basis of age or Service:

               (A) Employees who have not completed six (6) months of Service by the end of the year. (An Employee's Service in the immediately preceding year is added to the Employee's Service in the current year to determine whether the exclusion applies in the current year.);

               (B) Employees who normally work less than 17 1/2 hours per week. (This determination is made independently for each year. Weeks during which the Employee did not work are not considered. An Employee who works less than 17 1/2 hours a week for fifty percent (50%) or more of the total weeks worked by the Employee during the year is deemed to normally work less than 17 1/2 hours per week under this rule.);

          (ii) Employees who are included in a unit of employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and the Employer which satisfies Code Section 7701(a)(46) and Temporary Treasury Regulation Section 301.7701-17T are included in determining the number of Employees in the top-paid group unless the following exception applies. If ninety percent (90%) or more of the Employees of the Employer are covered under collective bargaining agreements that the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, which agreements satisfy Code Section 7701(a)(46) and Temporary Treasury Regulation
          Section 301.7701-17T, and the Plan covers only Employees who are not covered under the agreements, then the Employees who are covered under the agreements are (A) not counted in determining the number of noncollective bargaining employees who will be included in the top-paid group in testing the Plan; and (B) not included in the top-paid group in testing the Plan.

     (d) was at any time an officer of the Employer having Compensation greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for the relevant year. The number of officers taken into account under clause
(d) will not exceed the greater of three (3) or ten percent (10%) of the total number (after application of the Code Section 414(q) exclusions) of Employees, but no more than fifty (50) officers. If no Employee satisfies the Compensation requirement in clause (d) for the relevant year, the Committee will treat the highest paid officer as satisfying clause (d) for that year.

     If the Employee satisfies the definition in clause (b), (c) or (d) in the Determination Year, but does not satisfy clause (b), (c) or (d) during the Look Back Year and does not satisfy clause (a) in either period, the Employee is a Highly Compensated Employee only if the Employee is one of the one hundred (100) most highly compensated Employees for the Plan Year.

     The Committee must make the determination of who is a Highly Compensated Employee, including the determinations of the number and identity of the top paid twenty percent (20%) group, the top one hundred (100) paid Employees, the number of officers includable in clause (d) and the relevant Compensation, consistent with Code Section 414(q) and regulations issued under that Code Section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the Look Back Year, as prescribed by Treasury regulations. A calendar year election must apply to all plans and arrangements of the Employer.

     For purposes of applying any nondiscrimination test required under the Plan or under the Code, in a manner consistent with applicable Treasury regulations, the Committee will treat a Highly Compensated Employee and all Family Members as defined in Section 2.24 as a single Highly Compensated Employee, but only if the Highly Compensated Employee is a more than five percent (5%) owner or is one of the ten (10) Highly Compensated Employees with the greatest Compensation for the Plan Year. This aggregation rule applies to a Family Member even if that Family Member is a Highly Compensated Employee without family aggregation.

     A Former Participant who separated from Service, or is deemed to have separated from Service under applicable Treasury regulations, prior to the Plan Year, performs no Service for the Employer during the Plan Year and was a Highly Compensated Employee either for the Separation Year or any Plan Year ending on or after such Former Participant attained age fifty-five (55) years is considered a Highly Compensated Employee. Generally, Separation Year means the Plan Year during which the Employee separates from Service with the Employer. A Former Participant who separated from Service prior to January 1, 1987 is considered a Highly Compensated Employee only if the Former Participant was a Five Percent Owner or received Compensation in excess of $50,000 during (a) the Participant's Separation Year or the year preceding the Separation Year or (b) any year ending on or after such Former Participant attained age fifty-five (55) years or the last year ending before such Former Participant attained age fifty-five (55) years.

     For purposes of this Section, Compensation means Annual Compensation defined in Section 2.9, excluding only the exclusions described in paragraphs
(i) through (v), and including deferrals under (a) Code Section 402(a)(8) relating to a Code Section 401(k) arrangement; (b) Code Section 125 relating to a cafeteria plan; (c) Code Section 403(b) relating to a tax sheltered annuity plan; and (d) Code Section 408(h) relating to a simplified employee pension. Compensation from each Related Employer shall be taken into account.

       Section 2.27.  Hours of Service.
       ------------   ----------------

     (a) Hours of Service shall be credited for periods during which an Employee is either:

          (1) directly or indirectly paid, or entitled to payment, by an Employer or an entity described in Section 2.3 for the performance of duties in his capacity as an Employee of such Employer or entity;

          (2) directly or indirectly paid or entitled to payment, by an Employer or an entity described in Section 2.3 on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or any other leave of absence approved by such Employer or entity;

          (3) entitled to back pay, irrespective of mitigation of damages, which is either awarded or agreed to by an Employer or an entity described in Section 2.3; or

          (4) on an Authorized Leave of Absence.

     (b) An Employee shall not receive credit for the same Hours of Service under more than one paragraph of this Section 2.27(a);

     (c) An Employee shall also receive credit for any additional Hours of Service required by applicable federal law (other than the Employee Retirement Income Security Act of 1974, as amended from time to time) to be credited to him, the nature and extent of such credit to be determined under such law.

     (d) (1) (A) Except as provided in Subparagraph (B) of this Subsection 2.27(d)(1), Hours of Service under Subsection 2.27(a)(1) shall be computed by crediting an Employee with 190 Hours of Service for each month such Employee is entitled to be credited with one, Hour of Service under Subsection 2.27(a)(1).

            (B) If an Employee is a Part-time Employee, such Employee shall receive credit for Hours of -Service equal to the actual number of hours worked by such Employee, as determined from the appropriate payroll records.

          (2) Hours of Service under Subsection 2.27(a)(2) shall be determined pursuant to the rules set forth in paragraphs (b) and (c) of Section 2530.200b-2 of the United States Department of Labor Regulations, which rules are hereby incorporated and made a part of this Plan by reference.

          (3) Except for Part-time Employees, Hours of Service under Subsection 2.27(a)(4) shall be credited on the basis of 190 hours for each complete calendar month of a person's Authorized Leave of Absence, but no such Hours of Service shall be credited for any month for which an Employee receives credit for Hours of Service under Subsection 2.27(a)(1) or (2).

     (d) The term defined in this Section 2.27 shall include Hours of Service rendered by an Employee prior to the Effective Date for an Employer or a member of a controlled group of corporations including an Employer.

     Section 2.28.  Incentive Account means, EFFECTIVE JANUARY 1, 1988, the
     ------------   -----------------
account or record maintained or caused to be maintained by the Trustee showing the composition and value of the individual interest of a particular Participant, Former Participant or Beneficiary in the Trust Assets attributable to Incentive Contributions made by FFE Transportation Services, Inc.

     Section 2.29.  Incentive Contribution means, EFFECTIVE JANUARY 1, 1988, a
     ------------   ----------------------
qualified non-elective employer contribution made pursuant to Section 4.2(a)(3).

     Section 2.30.  Incentive Participant means, EFFECTIVE JANUARY 1, 1988, any
     ------------   ---------------------
Participant participating in the Plan pursuant to Section 3.1(c).

     Section 2.31.  Matching Employer Contribution means, EFFECTIVE JANUARY 1,
     ------------   ------------------------------
1988, any contribution to the Plan made by an Employer for the Plan Year and allocated to a Participant's Employer Contribution Account by reason of the Participant's Savings Contributions. All Employer Contributions under Section 4.2(a)(1) and (2) (other than contributions used to restore forfeitures) are Matching Employer Contributions.

     Section 2.32.  Named Fiduciary means one or more fiduciaries named in this
     ------------   ---------------
Agreement who jointly and severally shall have authority to control or manage the operation and administration of the Plan. Frozen Food Express Industries, Inc. shall be the Named Fiduciary unless it designates another person by written Employer action.

     Section 2.33.  Nonforfeitable means a vested interest attained by a
     ------------   --------------
Participant or Beneficiary in that part of the Participant's benefit under the Plan arising from the Participant's Service, which claim is unconditional and legally enforceable against the Plan.

     Section 2.34.  Non-Highly Compensated Employee.  An Employee who is neither
     ------------   -------------------------------
a Highly Compensated Employee nor a Family Member.

     Section 2.35.  Normal Retirement Age.  The 65th birthday of a Participant
     ------------   ---------------------
or Former Participant.

     Section 2.36.  Normal Retirement Date means, for each Participant, the
     ------------   ----------------------
first day next following the date the Participant attains Normal Retirement Age and which immediately follows the last day on which the Participant is an Employee, or, if later, the last day of the Participant's Authorized Leave of Absence, if any.

     Section 2.37.  Owner-Employee means a sole proprietor or a partner who owns
     ------------   --------------
more than ten percent (10%) of either the capital interest or profits interest in an unincorporated Employer and who receives income from such unincorporated Employer for personal services.

     Section 2.38.  Parent means Frozen Foods Express Industries, Inc.
     ------------   ------

     Section 2.39.  Participant means an Employee of the Employer who has met
     ------------   -----------
the eligibility requirements of this Plan and who has been enrolled as a Participant in this Plan.

     Section 2.40.  Participating Employer means any Related Employer that may
     ------------   ----------------------
elect to adopt this Plan pursuant to Article 10.

     Section 2.41.  Participation means any period commencing on the date the
     ------------   -------------
Employee becomes a Participant and ending on the date on which the Employee incurs a Severance from Service.

     Section 2.42.  Part-time Employee.  An Employee who is normally employed
     ------------   ------------------
for less than twenty (20) hours per week or less than six (6) months per Plan Year.

     Section 2.43.  Participant.  Any Employee participating in the Plan
     ------------   -----------
pursuant to Article 3.

     Section 2.44.  Plan.  The SAVINGS PLAN FOR EMPLOYEES OF FROZEN FOOD EXPRESS
     ------------   ----
INDUSTRIES, INC., the Plan set forth herein, as amended from time to time.

     Section 2.45.  Plan Year.  The annual period beginning on JANUARY 1 and
     ------------   ---------
ending on DECEMBER 31, both dates inclusive; provided, however, the Plan Year ending on December 31, 1987 shall begin on October 1, 1987.

     Section 2.46.  Re-Employment Commencement Date.  The first date on which an
     ------------   -------------------------------
Employee is credited with an Hour of Service upon his return to employment with an Employer after he has Separated from Service.

     Section 2.47.  Related Employer.  A related group of employers is a
     ------------   ----------------
controlled group of corporations (defined in Code Section 414(b)), trades or businesses (whether or not incorporated) which are under common control (defined in Code Section 414(c)) or an affiliated service group (defined in Code Section 414(m) or in Code Section 414(o)). If the Employer is a member of a related group, the term "Employer" includes the related group members for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles 2 and 12, applying the participation test of Code Section 401(a)(26) and the coverage test of Code Section 410(b), applying the limitations on allocations in Article 15, applying the top-heavy rules and the minimum allocation requirements of Article 15, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, and for any other purpose required by the applicable Code Section or by a Plan provision.
However, an Employer may contribute to the Plan only by being a signatory to a Participation Agreement to the Plan. If one or more of the Employer's related group members become Participating Employers by executing a Participation Agreement to the Plan, the term "Employer" includes the participating related group members for all purposes of the Plan, and Administrator means the Employer that is the signatory to the Plan. For Plan allocation purposes, Compensation does not include Compensation received from a Related Employer that is not participating in this Plan.

     Section 2.48.  Retirement.  A Participant's or Former Participant's being
     ------------   ----------
Separated from Service on or after his Normal Retirement Date. Retirement shall be considered as commencing on that day which occurs on or after a Participant or Former Participant had reached Normal Retirement Date and which immediately follows (i) the last day of which such Participant or Former Participant is an Employee or, if later, (ii) the last day of Authorized Leave of Absence or any other leave of absence approved by such Participant's or Former Participant's Employer.

     Section 2.49.  Rollover Account.  The account(s) or record(s) maintained or
     ------------   ----------------
caused to be maintained by the Trustee showing the composition and value of the individual interest of a particular Participant, Former Participant or Beneficiary in the Trust Assets attributable to each contribution of a Rollover Amount (as defined in Section 4.9) or a direct trustee-to-trustee transfer of assets to the Trust from a qualified plan or Code Section 403(b) annuity on behalf of a Participant. Rollover Accounts representing direct trustee-to-trustee transfers of assets to the Trust from the W & B REFRIGERATION SERVICE CO., INC. EMPLOYEES' PROFIT-SHARING PLAN AND TRUST are to be held in an account referred to as the "W & B PLAN ROLLOVER ACCOUNT."

     Section 2.50.  Savings Account.  The account or record maintained or caused
     ------------   ---------------
to be maintained by the Trustee showing the composition and value of the individual interest of a particular Participant, Former Participant or Beneficiary in the Trust Assets attributable to Savings Contributions elected by Participants.

     Section 2.51.  Savings Contributions means Employer contributions to the
     ------------   ---------------------
Plan made pursuant to Participants' elections under Section 4.1.

     Section 2.52.  Self-Employed Individual means, regarding an unincorporated
     ------------   ------------------------
business, an individual described in Code Section 401(c)(1). A Self-Employed Individual shall be treated as an Employee if the individual has an ownership interest in either the capital or profits interest of an unincorporated Employer and receives income from the Employer for personal services.

     Section 2.53.  Separation from Service or Severance from Service occurs
     ------------   -------------------------------------------------
whenever a person ceases to be an Employee of the Employer and is no longer being credited with Hours of Service.

     Section 2.54.  Service means any period of time the Employee is in the
     ------------   -------
employ of the Employer. Service in all cases includes periods during which the Employee is on an "authorized leave of absence" or a "maternity or paternity leave of absence" defined in Section 2.7(d) relating to One Year Break in Service. Leaves of absence also shall include periods of absence in connection with military service during which the Employee's re-employment rights are legally protected. Except for absence by reason of military service, leaves of absence shall be for a maximum period of two (2) years. Leaves of absence shall be granted on a uniform and nondiscriminatory basis.

     If the Employer maintains the plan of a Predecessor Employer, Service shall include service for the Predecessor Employer. To the extent it may be required under applicable Treasury regulations under Code Section 414, Service shall include all service for any Predecessor Employer.

     Section 2.55.  Shareholder-Employee means a Participant who owns more than
     ------------   --------------------
five percent (5%) of the Employer's outstanding capital stock during any year in which the Employer elected to be taxed as a Small Business Corporation under Code Section 1362(a) and who receives income from the Employer for personal services.

     Section 2.56.  Separated from Service.  A person is Separated from Service
     ------------   ----------------------
when he is no longer an Employee.

     Section 2.57.  Spouse means the spouse to whom a Participant or Former
     ------------   ------
Participant was married on the date the Participant or Former Participant becomes entitled to benefit payments under the Plan, or if such entitlement has not occurred, the spouse to whom the Participant or Former Participant was married on the date of his death; provided, however, that the Participant or Former Participant had been married to such spouse for at least one year ending on the date the Participant becomes entitled to benefit payments or the date of the Participant's or Former Participant's death.

     Section 2.58.  Total Distribution means a distribution to a Participant or
     ------------   ------------------
a Participant's Beneficiary, within one (1) taxable year of the recipient, of the entire balance to the credit of the Participant.

     Section 2.59.  Trust means the trust created by the Trust Agreement between
     ------------   -----
Frozen Food Express Industries, Inc. and the Trustee.

     Section 2.60.  Trust Agreement means the agreement as provided in Article 2
     ------------   ---------------
of the Plan, entered into by Frozen Food Express Industries, Inc. and the Trustee, or any successor Trustee, establishing the Trust and specifying the duties of the Trustee.

     Section 2.61.  Trust Fund means all assets of any kind and nature from time
     ------------   ----------
to time held by the Trustee or its agent under the Trust Agreement without distinction between income and principal. This Plan contemplates a single Trust for all Employers participating under the SAVINGS PLAN FOR EMPLOYEES OF FROZEN FOOD EXPRESS INDUSTRIES, INC. However, the Trustee will maintain separate records of account to reflect properly each Participant's Account Balance from each Participating Employer.

     Section 2.62.  Trustee means at any particular time, the then acting
     ------------   -------
Trustee or, collectively, if there is more than one, the then acting Trustees of the Trust.

     Section 2.63.  Valuation Date means March 31, June 30, September 30, and
     ------------   --------------
December 31 of each Plan Year.

     Section 2.64.  Vested  Percentage means that percentage of a
     ------------   ------------------
Participant's Employer Contribution Account in which the Participant's rights are nonforfeitable and fully vested, which percentage is determined by reference to the vesting schedule set forth in Section 6.2.

     Section 2.65.  Year of Service.
     ------------   ---------------

     (a) For purposes of eligibility and participation, an Employee shall be credited with One-Half Year of Service for a six-month period during which he has completed at least 500 Hours of Service. The initial six-month period shall begin on and include the Employee's Employment Commencement Date and subsequent six-month periods shall begin on each six-month anniversary thereof.

     (b) For purposes of vesting, and subject to Section 6.3, an Employee shall be credited with a Year of Service for each Plan Year during which he is credited with at least 1,000 Hours of Service.

     (c) For purposes of participation and vesting, an Employee's years of service with W & B REFRIGERATION SERVICE CO., INC. prior to the Effective Date shall be counted as Years of Service and One-Half Years of Service under this Plan to the extent that such service was counted as years of service under the W & B Refrigeration Service Co., Inc. Employees' Profit-Sharing Plan and Trust.

     (d) The term defined in this Section 2.65 shall include Years of Service and One-Half Years of Service performed by an Employee prior to the Effective Date.

                                 * * * * * * *

                                 ARTICLE THREE
                                 -------------

                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------


     Section 3.1.  Eligibility.
     -----------   -----------

     (a) Any Employee who has completed a One-Half Year of Service as of the Effective Date, will become a Participant on the Effective Date.

     (b) Any other Employee will become a Participant as of the Entrance Date concurrent with or next following the date on which he completes a One-Half Year of Service.

     (c) EFFECTIVE JANUARY 1, 1988, any Employee of FFE Transportation Services, Inc. who has completed One-Half Year of Service on or before the last day of a Plan Year, and who is an employee on the last day of that Plan Year, shall be an Incentive Participant in that Plan Year. An Incentive Participant who does not also qualify as a Participant under Section 3.1(a) or (b) shall only be eligible for an Incentive Contribution pursuant to Section 4.2(a)(3) and shall not be eligible for any other contribution.

     Section 3.2.  Eligibility Following Separation From Service.  If an
     -----------   ---------------------------------------------
Employee who has satisfied the eligibility requirements of Section 3.1 has Separated from Service and later returns to Service with an Employer, he shall become a Participant on his Re-Employment Commencement Date; provided, however, that any Employee who Separated from Service at a time when he had no Vested Percentage and who has incurred five consecutive years of Break-in-Service before his Re-Employment Commencement Date, must meet the eligibility requirements of Section 3.1 anew before he will become or again become a Participant.

     Section 3.3.  Participation During Leave of Absence.  During an Authorized
     -----------   -------------------------------------
Leave of Absence or any other leave of absence approved by a Participant's or Former Participant's Employer:

     (a) The Participant's Accounts shall share in the allocation of net earnings, net losses, taxes (if any) and expenses of the Trust during such period;

     (b) In the case of an Authorized Leave of Absence under Subsection 2.3, the Participant's interest in his Employer Contribution Account shall continue to vest, as provided in Article 6, until he is Separated from Service. In the case of any other Authorized Leave of Absence or any other leave of absence approved by his Employer, his interest in his Employer Contribution Account shall continue to vest, as provided in Article 6, but only if he resumes employment with an Employer not later than the first working day following the expiration
of the period of such leave.   If such employment is not so resumed, the date he
is Separated from Service for purposes of such vesting shall be deemed to be the last day of employment prior to the commencement of such authorized or approved absence and such Participant or Former Participant shall not receive credit for any Hours of Service under Section 2.27(a)(2) after such last day; and

     (c) In case of the distribution of his Accounts as a result of his being Separated from Service, the value of such Accounts shall be determined as of the Valuation Date concurrent with or next preceding the day on which he is Separated from Service in the case of an Authorized Leave of Absence under Subsection 2.3, or in the case of any other Authorized Leave of Absence or any other leave of absence approved by his Employer, the day on which such Participant or Former Participant notifies his Employer that he has determined not to resume employment or the last day of such authorized or approved absence, whichever is earlier.

       Section 3.4.  Notification of Eligibility and Commencement of
       -----------   -----------------------------------------------
Participation.  As soon as administratively feasible prior to each Entrance
- -------------
Date, the Employers shall furnish the Committee with a list of all Employees who will become eligible or reeligible to participate in the Plan as if that Entrance Date. The Committee shall promptly notify each such Employee of his prospective participation and provide each such Employee with such explanation of the Plan as the Committee may provide for that purpose, together with such forms as the Committee may prescribe for elections to participate in the Plan. Such forms shall include elections for (1) Savings Contributions (via payroll deduction); (2) investment direction of a Participant's Accounts and (3) Beneficiary designation. Each Employee shall be eligible to have Savings Contributions made on his behalf only if and when he (1) signs and returns such election forms, and (2) becomes a Participant. Each such eligible Employee shall automatically become a Participant as of the first Entrance Date he becomes eligible.



                                 * * * * * * *

                                 ARTICLE FOUR
                                 -------------

                                 CONTRIBUTIONS
                                 -------------


     Section 4.1.  Savings Contributions.
     -----------   ---------------------

     (a) Subject to the provisions of Sections 4.1(d) and (e), each Participant may elect, by written direction to the Committee, that an amount, in any whole percentage of his Compensation, not to exceed the maximum percentage of his Compensation as determined by the Committee, be withheld from his Compensation and contributed by his Employer to the Trustee. Such contributions shall be known as Savings Contributions.

     As additional or alternative Savings Contributions, each Participant may elect, by written direction to the Committee, that a specific dollar amount (in $10.00 increments) be withheld from his Compensation on a one-time basis and contributed by his Employer to the Trustee. These one-time lump sum Savings Contributions are sometimes referred to herein as "Lump Sum Savings Contributions," and the regular percentage Savings Contributions are sometimes referred to herein as "Percentage Savings Contributions."

     (b) A Participant who does not have an election to have Savings Contributions made on his behalf in effect or any Participant who would like to amend his election may make such election or amend such election, effective the next following January 1, April 1, July 1 or October 1, by filing a written election with the Committee within a reasonable time prior to such effective date. Any such election or amendment of an election shall be effective only with respect to Compensation payable after such notice is received by the Committee. A Participant may revoke an election to have Savings Contributions made on his behalf, effective the next following payroll period, by filing a written notice with the Committee within a reasonable time prior to such payroll period.

     (c) Savings Contributions shall be effected by payroll deductions for each pay period of the electing Participant commencing after the effective date of his election, or for any series of such pay periods as the Employer may deem most convenient, and shall be paid over to the Trustee no later than the last day of the month following the month of such payroll deduction.

     (d) No Employee shall be permitted to have Savings Contributions made under this Plan during any Plan Year which exceed the following limitations. For purposes of the following clauses (iv) through (viii), Elective Deferrals means for any taxable year the sum of:

          (i) any Employer contribution under a qualified cash or deferred arrangement defined in Code Section 401(k), to the extent not includable in gross income for the taxable year under Code
               Section 402(a)(8), determined without regard to the dollar limitation under Code Section 402(g);

         (ii) any Employer contribution under a simplified employee pension as defined in Code Section 408(k)(6), pursuant to a salary reduction agreement; and

        (iii) any Employer contribution toward the purchase of a tax sheltered annuity contract as defined in Code Section 403(b), pursuant to a salary reduction agreement.

          Savings Contributions shall not include any deferrals properly distributed as excess annual additions.

         (iv) A Participant's Savings Contributions shall not exceed the statutory dollar limitation under Code Section 402(g) for the taxable year of the Participant. The dollar limitation under Code Section 402(g) is $7,000 indexed for cost-of-living adjustments under Code Section 415(d) ($7,627 for 1989, $7,979 for 1990, $8,475 for 1991) or the amount of the dollar limitation under Code Section 402(g) in effect on January 1 of each calendar year, as adjusted annually by the Secretary of the Treasury.

          (v)  Excess Elective Deferrals means those Elective Deferrals that are
               -------------------------
               includable in a Participant's gross income under Code Section 402(g) to the extent the Participant's Elective Deferrals for a taxable year exceed the dollar limitation under Code Section 402(g). Excess Elective Deferrals shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

         (vi) If the statutory dollar limitation in clause (iv) is exceeded, the Committee shall direct the Trustee to distribute the Excess Elective Deferrals, and any income or loss allocable to the Excess Elective Deferrals, to the Participant not later than the first April 15 following the close of the Participant's taxable year. If there is a loss allocable to the Excess Elective Deferral, the distribution shall in no event be less than the lesser of the Participant's Salary Deferral Account or the Participant's Elective Deferrals for the Plan Year. The amount of Excess Elective Deferrals to be distributed to an Employee for a taxable year will be reduced by Excess Contributions previously distributed or recharacterized for the Plan Year beginning in the taxable year of the Employee.

        (vii) If a Participant is also a participant in (A) another qualified cash or deferred arrangement defined in Code Section 401(k); (B) a simplified employee pension defined in Code Section 408(k); or
               (C) a salary reduction arrangement pursuant to which an employer purchases a tax sheltered annuity contract defined in Code
               Section 403(b), and the Elective Deferrals made under the other arrangement(s) and this Plan cumulatively exceed $7,000 indexed for cost-of-living adjustments under Code Section 415(d) ($7,627 for 1989, $7,979 for 1990, $8,475 for 1991) or the amount of the dollar limitation under Code Section 402(g) in effect on January 1 of each calendar year, as adjusted annually by the Secretary of the Treasury, then the Participant may, not later than March 1 following the close of the Participant's taxable year, notify the Administrator in writing of the excess and request that the Participant's Elective Deferrals under this Plan be reduced by an amount specified by the Participant. The specified amount then shall be distributed in the same manner as provided in clause
               (vi). A Participant is deemed to notify the Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of this Employer.

       (viii) If any of the foregoing provisions of this Section are not in conformity with applicable Treasury regulations, the nonconforming provisions may be amended retroactively to assure conformity.

     (e) Savings Contributions elected by Participants who are Highly Compensated Employees may be prospectively limited by the Committee without the Participant's consent if necessary to meet the limits of Section 4.1(d).

     (f) Restrictions on Distributions.  Amounts held in the Participant's
         -----------------------------
Savings Account, Employer Qualified Non-Elective Contribution Account, and Employer Qualified Matching Contribution Account may not be distributable prior to the earliest of:

          (i)  separation from Service, total and permanent disability or death;

         (ii)  attainment of age fifty-nine and one-half (59 1/2) years;

        (iii) Plan termination without establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in Code Sections 4975(e) or 409) or a simplified employee pension plan as defined in Code Section 408(k);

         (iv) disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code
               Section 409(d)(2)) used in a trade or business of the corporation, if the corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring the assets;

          (v) disposition by a corporation to an unrelated entity of the corporation's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if the corporation continues to maintain this Plan, but only with respect to Employees who continue employment with the subsidiary; or

         (vi)  proven financial hardship, subject to the following limitations.

          All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and participant consent requirements, if applicable, of Code Sections 401(a)(11) and 417. In addition, distributions after March 31, 1988, that are triggered by one of the preceding events enumerated as (iii),
          (iv) or (v) must be made in a lump sum distribution.

       Section 4.2.  Employer Contributions.
       -----------   ----------------------

     (a) In addition to the total amount of Savings Contributions elected for each month pursuant to Section 4.1, but subject to the limits of Section 4.2(b), each Employer shall, as a contribution to the Plan, pay to the Trustee, for each calendar quarter an amount equal to the sum of:

          (1) fifty percent (50%) of the lesser of:

               (i) the total amount of (a) all Percentage Savings Contributions for such calendar quarter and (b) one-fourth of all Lump Sum Savings Contributions for such calendar quarter and for each of the preceding three calendar quarters, elected under Section 4.1 (and not subsequently distributed under Section 4.4) that are made on behalf of each Participant who is entitled to share in the Employer Contribution pursuant to Section 5.4; or

               (ii) an amount equal to 4% of each such Participant's Compensation for such calendar quarter; plus

          (2) fifty percent (50%) of the product obtained by multiplying (i) times (ii), where:

               (i) EFFECTIVE JANUARY 1, 1987 THROUGH DECEMBER 31, 1992, (i) is equal to the total amount of (a) all Percentage Savings Contributions for such calendar quarter and (b) one-fourth of all Lump Sum Savings Contributions for such calendar quarter and for each of the preceding three calendar quarters, elected under
               Section 4.1 (and not subsequently distributed under Section 4.4) that are made on behalf of each Participant who is not an officer, shareholder or highly compensated employee within the meaning of Code Section 401(a)(4) and who is entitled to share in the Employer Contribution pursuant to Section 5.4, if the total of all Percentage Savings Contributions for such calendar quarter and all Lump Sum Savings Contributions for such calendar quarter and for each of the preceding three calendar quarters are invested, pursuant to such Participant's direction, in the Company Stock Fund at the end of such calendar quarter; and

               EFFECTIVE JANUARY 1, 1993, (i) is equal to the total amount of
               (a) all Percentage Savings Contributions for such calendar quarter and (b) one-fourth of all Lump Sum Savings Contributions for such calendar quarter and for each of the preceding three calendar quarters, elected under Section 4.1 (and not subsequently distributed under Section 4.4) that are made on behalf of each Participant who is entitled to share in the Employer Contribution pursuant to Section 5.4, if the total of all Percentage Savings Contributions for such calendar quarter and all Lump Sum Savings Contributions for such calendar quarter and for each of the preceding three calendar quarters are invested, pursuant to such Participant's direction, in the Company Stock Fund at the end of such calendar quarter; and

               (ii) EFFECTIVE OCTOBER 1, 1987 THROUGH DECEMBER 31, 1992, (ii) is equal to a fraction (not to exceed 1), the numerator of which is an amount equal to 4% of each such Participant's Compensation for such calendar quarter, and the denominator of which is the total of all Percentage Savings Contributions for such calendar quarter and one-fourth of all Lump Sum Savings Contributions for such calendar quarter and for each of the preceding three calendar quarters elected by such Participant;

               EFFECTIVE JANUARY 1, 1993, (ii) is equal to a fraction (not to exceed 1), the numerator of which is an amount equal to 4% of each such Participant's Compensation for such calendar quarter, and the denominator of which is the total of all Percentage Savings Contributions for such calendar quarter and one-fourth of all Lump Sum Savings Contributions for such calendar quarter and for each of the preceding three calendar quarters elected by such Participant.

          (3) Plus, EFFECTIVE JANUARY 1, 1988, for Incentive Participants only, an Incentive Contribution in an amount determined under the Incentive Bonus Plan of FFE Transportation Services, Inc., as effective for the Plan Year in question. Incentive Contributions shall be made by FFE Transportation Services, Inc. Notwithstanding anything to the contrary in this Section 4.2(a), Incentive Contributions shall only be made annually.

     (b) Notwithstanding the provisions of Section 4.2(a), the Employer Contribution specified therein shall be limited by and in no event shall exceed the following limits:

          (1) The total amount deductible by such Employer under Code Section 404; or

          (2) The maximum amount that may be allocated to a particular Participant's Accounts under the annual additions limit of Section 5.6 (and, if applicable, Article 15).

     (c) Employer Contributions may be made in cash, in Company Stock, or in a combination of cash and Company Stock, as determined by the Employer in its sole discretion. If contributions are made in shares of Company Stock, the value of such Company Stock shall be determined by the average of closing prices of such stock for the twenty (20) consecutive trading days immediately preceding the date on which the shares are contributed.

       Section 4.3.  Payment of Employer Contributions.  Employer Contributions
       -----------   ---------------------------------
shall be paid to the Trustee no later than the date prescribed by law for filing such Employer's federal income tax return for its taxable year ending with or within the Plan Year for which such contribution is made, including extensions which have been granted for the filing of such tax return. The Trustee shall old all such Employer Contributions subject to the provisions of the Plan and Trust Agreement, and no part of such contributions shall be used for, or diverted to, any purpose other than those specified in the Plan and Trust Agreement. However, notwithstanding anything to the contrary contained herein, an Employer Contribution for a Plan Year may be returned to the Employer to the extent that the amount of such contribution exceeds the amount that such Employer would have contributed for such Plan Year but for (i) a good faith mistake of fact made in determining the amount of such contribution or (ii) a good faith mistake in determining that the contribution made would be deductible under Section 404 of the Code.

     The return of a portion of an Employer Contribution shall be subject to the following conditions: (i) earnings attributable to the amount to be returned may not be distributed to the Employer but losses attributable thereto must reduce the amount to be returned; (ii) the amount to be returned shall be limited so as to avoid reducing the balance in any Employer Contribution Account to less than the balance which would have been in such account if the amount attributable to such mistake had not been contributed; (iii) the return of an amount attributable to a mistake of fact may only be made within one year after such amount was paid to the Trustee; and (iv) the return of an amount attributable to a mistake in determining such deductibility may only be made within one year after the disallowance of such deduction. Except as provided in the preceding sentence, an appropriate adjustment shall be made in the Employer Contribution Accounts to reflect the return of a portion of an Employer Contribution.

       Section 4.4.  Distribution of Excess Savings Contributions.
       -----------   --------------------------------------------

     (a) Notwithstanding any other provision of the Plan, any Excess Savings Contribution for a Plan Year and all income allocable thereto shall be distributed (in cash) to the Participant on whose behalf such contributions were made no later than March 15 of the immediately following Plan Year.

     (b) For purposes of this Section 4.4 the term "Excess Savings Contribution" shall mean any Savings Contribution in excess of the limits of Section 4.1(d) or
(e).

     (c) The income allocable to Excess Savings Contribution shall be determined by multiplying the Trust income allocable to a Participant's Savings Account for the Plan Year by a fraction, the numerator of which is the Excess Savings Contribution made on behalf of the Participant for the Plan Year and the denominator of which is the total Savings Account balance of the Participant on the last day of such Plan Year.

     (d) In determining a Participant's Excess Savings Contribution for a Plan Year, the Savings Contributions made on behalf of the Participant that exceed the limits of Section 4.1(d) are to be calculated and distributed first, and then the Savings Contributions made on behalf of the Participant that exceed the limits of Section 4.1(e) are to be calculated, allocated among the Highly Compensated Employees as provided in subsection (e) below, and distributed.

     (e) To determine the amount of Excess Savings Contributions under Section 4.1(e) and the Highly Compensated Employees to whom such contributions are to be allocated and distributed, the Savings Contributions of the Highly Compensated Employees are to be reduced in the order of their actual deferral percentages (as defined in Section 4.1(e)) beginning with those Highly Compensated Employees with the highest actual deferral percentages. The Excess Savings Contributions are to be distributed to those Highly Compensated Employees for whom a reduction is made under the preceding sentence to the extent necessary to satisfy the
Section 4.1(d) special nondiscrimination test.

       Section 4.5.  Limitations on Matching Employer Contributions.
       -----------   ----------------------------------------------

     (a) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

     (b) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than two (2) percentage points.

     (c) For purposes of this Section 4.5, and for purposes of Section 4.6, the following definitions shall apply.

          (1) "Average Contribution Percentage" shall mean the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group.

          (2) "Contribution Percentage" shall mean the ratio (expressed as a percentage), of the sum of the Matching Employer Contributions under the Plan on behalf of the eligible Participant for the Plan Year to such Eligible Participant's Compensation for the Plan Year.

          (3) "Eligible Participant" shall mean any Employee who is authorized under the terms of the Plan to have Matching Employer Contributions allocated to his Employer Contribution Account for the Plan Year.

          (4) EFFECTIVE JANUARY 1, 1988, in computing the Contribution Percentage under Section 4.5(c)(2), the Committee may elect each Plan Year whether and to what extent to take into account the Incentive Contribution.

     (d) For purposes of determining the Contribution Percentage of an Eligible Participant who is both a Highly Compensated Employee and either a five percent owner or one of the ten highest paid Employees of an Employer during the Plan Year in question, the Matching Employer Contributions and Compensation of such Participant shall include the Matching Employer Contributions and Compensation of Family Members, but such Family Members shall be disregarded in determining the Contribution Percentage for other Highly Compensated Employees and for Eligible Participants who are Non-Highly Compensated Employees.

     (e) Under regulations promulgated by the Secretary of the Treasury, the Committee may elect, in its sole discretion, to take Savings Contributions into account in computing the Average Contribution Percentage. However, in such a case, the actual deferral percentage tests under Section 4.7 must still be computed and met separately, and in connection therewith, no aggregation with Matching Employer Contributions shall be permitted.

     Section 4.6.  Forfeiture of Excess Matching Employer Contributions.
     -----------   ----------------------------------------------------

     (a) Excess Matching Employer Contributions and all income allocable thereto shall be forfeited no later than March 15 of the Plan Year immediately following the Plan Year for which such Excess Matching Employer Contributions were made.

     (b) For purposes of this Section 4.6, "Excess Matching Employer Contributions" shall mean (i) Matching Employer Contributions that exceed the limits of Section 4.5, and (ii) Matching Employer Contributions that were made on account of Excess Savings Contributions, as defined in Section 4.4(b).

     (c) The income allocable to Excess Matching Employer Contributions shall be determined by multiplying the total Trust income allocable to the Participant's Employer Contribution Account for the Plan Year by a fraction, the numerator of which is the Excess Matching Employer Contributions made on behalf of the Participant for the Plan Year and the denominator of which is the Participant's total account balance in his Employer Contribution Account on the last day of such Plan Year.

     (d) The Excess Matching Employer Contributions shall be determined by reducing contributions on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages.

     (e) Amounts forfeited by Highly Compensated Employees under this Section
4.6 shall be (i) treated as annual additions under Section 5.6 and (ii) allocated as provided in Section 5.5.

     Section 4.7.  Limitations on Employer Elective Contributions
     -----------   ----------------------------------------------

     (a)  Actual Deferral Percentage Test.  The annual allocation derived from
          -------------------------------
          Employer Elective Contributions to a Participant's Savings Account shall satisfy one of the following tests:

          (i) The Average Actual Deferral Percentage for Participants who are Eligible Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Participants who are Eligible Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

          (ii) The Average Actual Deferral Percentage for Participants who are Eligible Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Participants who are Eligible Nonhighly Compensated Employees for the Plan Year multiplied by two (2); provided that the Average Actual Deferral Percentage for Participants who are Eligible Highly Compensated Employees for the Plan Year does not exceed the Average Actual Deferral Percentage for Participants who are Eligible Nonhighly Compensated Employees for the Plan Year by more than two (2) percentage points or the amount as may be prescribed in applicable Treasury regulations to prevent the multiple use of this alternative limitation for any Highly Compensated Employee.

     (b)  Definitions.  For the purposes of this Section, the following
          -----------
          definitions shall apply:

          (i)  Actual Deferral Percentage means the ratio, expressed as a
               --------------------------
               percentage, of (A) the amount of Savings Contributions actually paid to the Trust Fund on behalf of the Eligible Participant for the Plan Year to (B) the Eligible Participant's Compensation for the Plan Year, whether or not the Employee was a Participant for the entire Plan Year. Employer Contributions on behalf of any Participant shall include: (A) any Savings Contributions made pursuant to the Eligible Participant's Elective Deferrals,

               (including Excess Elective Deferrals of Highly Compensated Employees), but excluding (1) Excess Elective Deferrals of Nonhighly Compensated Employees that arise solely from Elective Deferrals made under the plan or plans of this Employer, and (2) Savings Contributions that are taken into account in the Contribution Percentage Test (provided the Actual Deferral Percentage Test is satisfied both with and without exclusion of these Employer Elective Contributions); and (B) at the election of the Employer, Qualified Non-Elective Contributions and Qualified Matching Contributions. A Savings Contribution will be taken into account under the Actual Deferral Percentage Test for a Plan Year only if it relates to compensation that either would have been received by the Employee in the Plan Year, but for the deferral election, or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within two and one-half (2 1/2) months after the close of the Plan Year, but for the deferral election. To compute Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Employer Elective Contributions are made.

          (ii) Average Actual Deferral Percentage means the average, expressed
               ----------------------------------
               as a percentage, of the Actual Deferral Percentages of the Eligible Participants in a group.

          (iii)  Eligible Participant means any Employee of the Employer who is
                 --------------------
               otherwise authorized under the Plan to have Savings Contributions (or Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Employer Elective Contributions for the Actual Deferral Percentage Test) allocated to his or her Salary Deferral Account for the Plan Year.

          (iv) Qualified Non-Elective Contributions means Employer
               ------------------------------------
               Contributions, other than Savings Contributions and Matching Contributions, allocated to Participants' accounts which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 4.1(f). Non-Elective Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of Years of Service taken into account under a vesting schedule.
               Any Non-Elective Contributions allocated to a Participant's Salary Deferral Account under the Plan automatically satisfy the definition of Qualified Non-Elective Contributions.

          (v)  Qualified Matching Contributions means Employer Matching
               --------------------------------
               Contributions allocated to Participants' accounts which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 4.1(f). Matching Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of Years of Service taken into account under a vesting schedule. Any Matching Contributions allocated to a Participant's Employer Salary Deferral Account under the Plan automatically satisfy the definition of Qualified Matching Contributions.

     (c)  Special Rules
          -------------

          (i) For purposes of this Section, the Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year who is eligible to have Savings Contributions (or Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Employer Elective Contributions for the Actual Deferral Percentage Test) allocated to his or her account under two (2) or more plans or arrangements described in Code Section 401(k) that are maintained by the Employer or a Related Employer shall be determined as if all Employer Elective Contributions (and, if applicable, Qualified Non-Elective Contributions or Qualified Matching Contribution, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under applicable Treasury regulations pursuant to Code Section 401(k).

          (ii) If this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of the Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the Actual Deferral Percentage of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated to satisfy Code Section 401(k) only if they have the same Plan Year.

          (iii) To determine the Actual Deferral Percentage of a Participant who is a Five Percent Owner or one of the ten (10) most highly paid Highly Compensated Employees, the Savings Contributions (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Employer Elective Contributions for the Actual Deferral Percentage Test) and Compensation of the Participant shall include the Savings Contributions (and, if applicable, the Qualified Non-Elective Contributions or Qualified Matching Contributions or both) and Compensation of Family Members defined in Code Section 414(q)(6) received by the Family Member for the portion of the Plan Year during which the Employee was eligible to participate in the cash or deferred arrangement. Family Members, with respect to Highly Compensated Employees, shall be disregarded in determining the Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees and for Participants who are Highly Compensated Employees except as required in the preceding sentence.

          (iv) To determine the Actual Deferral Percentage Test, Employer Elective Contributions, Qualified Non-Elective Contributions, and Qualified Matching Contributions must be made before the last day of the twelve (12) month period immediately following the Plan Year to which contributions relate.

          (v) The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage Test and the amount of Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, used in the test.

          (vi) The determination and treatment of the Actual Deferral Percentage amounts of any Participant shall satisfy other requirements prescribed by applicable Treasury regulations.

          (vii) EFFECTIVE JANUARY 1, 1988, in computing the Actual Deferral Percentage under Section 4.7(a), the Committee may elect each Plan Year whether and to what extent to take into account the Incentive Contribution.

     (d)  Fail-Safe Provisions
          --------------------

          If the initial allocations of the Savings Contributions do not satisfy one of the tests set forth in paragraph (a) of this Section, the Administrator shall adjust the accounts of the Participants pursuant to one (1) or more of the following options:

          (i)  Distribution of Excess Contributions.  If the Committee
               -------------------------------------
               determines that the initial allocations of the Employer Elective Contributions do not satisfy one of the Actual Deferral Percentage Tests set forth in paragraph (a) of this Section, the Administrator must distribute the Excess Contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to 10% of the amount of Excess Contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first 2 1/2 months of that next Plan Year. The Excess Contributions are the amount of Employer Elective Contributions made at the election of the Highly Compensated Employees which causes the Plan to fail to satisfy the Actual Deferral Percentage Test. The Administrator will distribute to each Highly Compensated Employee his or her respective share of the Excess Contributions by starting with the Highly Compensated Employee(s) who has the greatest Actual Deferral Percentage, reducing his or her Actual Deferral Percentage to the next highest Actual Deferral Percentage, then, if necessary, reducing the Actual Deferral Percentage of the Highly Compensated Employee(s) at the next highest Actual Deferral Percentage level (including the Actual Deferral Percentage of the Highly Compensated Employee(s) whose Actual Deferral Percentage the Administrator already has reduced), and continuing in this manner until the average Actual Deferral Percentage for the Highly Compensated Group satisfies the Actual Deferral Percentage Test. Excess Contributions of Participants who are subject to the Family Member aggregation rules shall be allocated among the Family Members in proportion to the Elective Deferrals (and amounts treated as Elective Deferrals) of each Family Member that is combined to determine the combined Actual Deferral Percentage. The amount of Excess Contributions to be distributed to an Employee for a Plan Year shall be reduced by any Excess Deferrals previously distributed to the Employee for the Employee's taxable year ending with or within the Plan Year.

               Allocable Income.  To determine the amount of the corrective
               -----------------
               distribution required under this Section, the Administrator must calculate the allocable income for the Plan Year in which the Excess Contributions arose. The income allocable to Excess Contributions is equal to the sum of the allocable gain or loss for the Plan Year.

               (A)  Method of Allocating Income.  The Administrator may use any
                    ---------------------------
                    reasonable method for computing the income allocable to Excess Contributions, provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

               (B)  Alternative Method of Allocating Income.  A Plan may
                    ---------------------------------------
                    allocate income to Excess Contributions by multiplying the income for the Plan Year allocable to Savings Contributions and amounts treated as Savings Contributions by a fraction. The numerator of the fraction is the Excess Contributions for the Employee for the Plan Year. The denominator of the fraction is equal to the sum of:

                    (I) The total account balance of the Employee attributable to Savings Contributions and amounts treated as Elective Contributions as of the beginning of the Plan Year; plus

                    (II) The Employee's Savings Contributions, and amounts
                         treated as Savings Contributions for the Plan Year.

          (ii) Recharacterization of Excess Contributions.  If the Plan permits
               ------------------------------------------
               Participant Voluntary After Tax Contributions, a Participant may treat his or her Excess Contributions as an amount distributed to the Participant and then contributed by the Participant to the Plan. Recharacterized amounts will remain nonforfeitable and subject to the same distribution requirements as Elective Deferrals. Amounts may not be recharacterized by a Highly Compensated Employee to the extent that such amount in combination with other Employee Contributions made by that Employee would exceed any stated limit under the Plan on Employee Contributions. Recharacterization must occur no later than two and one-half (2 1/2) months after the last day of the Plan Year in which such Excess Contributions arose, and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash. The amount of Excess Contributions to be recharacterized with respect to an Employee for a Plan Year shall be reduced by any Excess Deferrals previously distributed to the Employee for the Employee's taxable year ending with or within the Plan Year.

          (iii)  Recharacterization of Matching Contributions.  A portion of the
                 --------------------------------------------
               Employer's Matching Contribution shall be deemed a Savings Contribution for purposes of paragraph (a) of this Section and for vesting and withdrawal purposes. The portion shall be equal to an amount necessary to satisfy one of the tests set forth in paragraph (a) of this Section, taking into account the Administrator's action under any option herein and shall be reallocated to the Salary Deferral Account. Reallocation of the Employer's Matching Contribution shall be made on behalf of Participants who are Nonhighly Compensated Employees.

          (iv) Qualified Non-Elective and Qualified Matching Contributions.  The
               -----------------------------------------------------------
               Employer shall make Qualified Non-Elective Contributions or Qualified Matching Contributions on behalf of Participants who are Nonhighly Compensated Employees in an amount sufficient to satisfy one of the tests set forth in paragraph (a) of this Section, taking into account the Administrator's action under any option herein. The contribution shall be treated as a Savings Contribution and shall be allocated to the Savings Account of each Participant who is a Nonhighly Compensated Employee in the same proportion that each Nonhighly Compensated Employee's Savings Contributions for the year bears to the total Savings Contributions of all Participants who are Nonhighly Compensated Employees. The Qualified Non-Elective and Qualified Matching Contributions may be treated as Savings Contributions provided that each of the following requirements, to the extent applicable, is satisfied:

               (A) The amount of Non-Elective Contributions, including those Qualified Non-Elective Contributions treated as Savings Contributions for purposes of the Actual Deferral Percentage Test, satisfies the requirements of Code Section 401(a)(4).

               (B) The amount of Non-Elective Contributions, excluding those Qualified Non-Elective Contributions treated as Savings Contributions for purposes of the Actual Deferral Percentage Test and those Qualified Non-Elective Contributions treated as Matching Contributions under Treasury Regulations Section 1.401(m)-1(b)(5) for purposes of the Average Contribution Percentage Test, satisfies the requirements of Code Section 401(a)(4).

               (C) The Matching Contributions, including those Qualified Matching Contributions treated as Savings Contributions for purposes of the Actual Deferral Percentage Test, satisfy the requirements of Code Section 401(a)(4).

               (D) The Matching Contributions, excluding those Qualified Matching Contributions treated as Savings Contributions for purposes of the Actual Deferral Percentage Test, satisfy the requirements of Code Section 401(a)(4).

               (E) The Qualified Non-Elective Contributions and Qualified Matching Contributions satisfy the requirements of Treasury Regulations Section 1.401(k)-1(b)(4)(i) for the Plan Year as if the contributions were Elective Contributions.

               (F) The plan that includes the cash or deferred arrangement and the plan or plans to which the Qualified Non-Elective Contributions and Qualified Matching Contributions are made could be aggregated for purposes of Code Section 410(b).

     Section 4.8.  Limitations on Employee Contributions and Matching Employer
     -----------   -----------------------------------------------------------
Contributions.
- -------------

     (a)  Average Contribution Percentage Test.  The annual allocation derived
          ------------------------------------
          from Employee Contributions, Matching Contributions, and Qualified Matching Contributions to a Participant's Individual Account shall satisfy one of the following tests:

          (i) The Average Contribution Percentage for Participants who are Eligible Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Eligible Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

          (ii) The Average Contribution Percentage for Participants who are Eligible Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Eligible Nonhighly Compensated Employees for the Plan Year multiplied by two (2); provided that the Average Contribution Percentage for Participants who are Eligible Highly Compensated Employees for the Plan Year does not exceed the Average Contribution Percentage for Participants who are Eligible Nonhighly Compensated Employees for the Plan Year by more than two (2) percentage points or the amount prescribed in applicable Treasury regulations to prevent the multiple use of this alternative limitation for any Highly Compensated Employee.

     (b)  Definitions
          -----------

          (i)  Aggregate Limit means the greater of (A) or (B), described as
               ---------------
               follows:

               (A)  The sum of:

                    (I) 1.25 multiplied by the greater of the Actual Deferral Percentage or the Average Contribution Percentage for Participants who are Eligible Nonhighly Compensated Employees, and

                    (II) Two (2) percentage points plus the lesser of Actual
                         Deferral Percentage or the Average Contribution Percentage of Participants who are Eligible Nonhighly Compensated Employees. (In no event shall this amount exceed twice the lesser of the Actual Deferral Percentage or Average Contribution Percentage of Participants who are Eligible Nonhighly Compensated Employees).

               (B)  The sum of:

                    (I) 1.25 multiplied by the lesser of the Actual Deferral Percentage or the Average Contribution Percentage of Participants who are Eligible Nonhighly Compensated Employees, and

                    (II) Two (2) percentage points plus the greater of Actual
                         Deferral Percentage or the Average Contribution Percentage of Participants who are Eligible Nonhighly Compensated Employees. (In no event shall this amount exceed twice the greater of the Actual Deferral Percentage or Average Contribution Percentage of Participants who are Eligible Nonhighly Compensated Employees).

          (ii) Average Contribution Percentage means the average, expressed as a
               -------------------------------
               percentage, of the Contribution Percentages of the Eligible Participants in a group.

          (iii)  Contribution Percentage means the ratio, expressed as a
                 -----------------------
               percentage, of the sum of the Employee Contributions and Matching Contributions under the Plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan Year.

          (iv) Contribution Percentage Amounts means the sum of the Employee
               -------------------------------
               Contributions, Matching Contributions and Qualified Matching Contributions, to the extent not taken into account for purposes of the Actual Deferral Percentage Test, made under the Plan on behalf of the Participant for the Plan Year. Contribution Percentage Amounts shall include Forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's Account which shall be taken into account in the year in which the Forfeiture is allocated. Notwithstanding the foregoing, Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions. The Employer may include Qualified Non-Elective Contributions in the Contribution Percentage Amounts. The Employer also may elect to use Employer Elective Contributions in the Contribution Percentage Amount if the Actual Deferral Percentage Test is met before the

               Employer Elective Contributions are used in the Average Contribution Percentage Test and continues to be met following the exclusion of those Employer Elective Contributions that are used to meet the Average Contribution Percentage Test.

          (v)  Eligible Participant means any Employee who is eligible to make
               --------------------
               an Employee Contribution, or an Elective Deferral, if the Employer takes the contributions into account in calculating the Contribution Percentage, or to receive a Matching Contribution, including Forfeitures, or a Qualified Matching Contribution. If an Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if the Employee made a required contribution shall be treated as an Eligible Participant on behalf of whom no Employee Contributions are made.

          (vi) Employee Contribution means any contribution made to the Plan by
               ---------------------
               or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated. Employer Elective Contributions are not Employee Contributions.

          (vii)  Matching Contribution means an Employer Contribution made to
                 ---------------------
               this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by the Participant, or on account of a Participant's election to defer a portion of his or her Annual Compensation under a plan maintained by the Employer.

          (viii)  Qualified Non-Elective Contributions means Employer
                  ------------------------------------
               Contributions, other than Employer Elective Contributions and Matching Contributions, allocated to Participants' accounts which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 4.1(f). Non-Elective Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of Years of Service taken into account under a vesting schedule.
               Any Non-Elective Contributions allocated to a Participant's Salary Deferral Account under the Plan automatically satisfy the definition of Qualified Non-Elective Contributions.

          (ix) Qualified Matching Contributions means Employer Matching
               --------------------------------
               Contributions allocated to Participants' accounts which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 4.1(f). Matching Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of Years of Service taken into account under a vesting schedule. Any Matching Contributions allocated to a Participant's Employer Salary Deferral Account under the Plan automatically satisfy the definition of Qualified Matching Contributions.

     (c)  Special Rules
          -------------

          (i)  Multiple Use.  If one or more Highly Compensated Employees
               ------------
               participate in both a cash or deferred arrangement subject to Code Section 401(k) and a plan maintained by the Employer subject to Code Section 401(m) and the sum of the Actual Deferral Percentage and Average Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the Average Contribution Percentage of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced, beginning with the Highly Compensated Employee whose Average Contribution Percentage is the highest, so that the limit is not exceeded.
               The amount by which each Highly Compensated Employee's Contribution Percentage Amount is reduced shall be treated as an Excess Aggregate Contribution. The Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees are determined after

               (A) use of Qualified Non-Elective Contributions and Qualified Matching Contributions to meet the Actual Deferral Percentage Test;

               (B) use of Qualified Non-Elective Contributions and Elective Contributions to meet the Actual Deferral Percentage Test;

               (C) any corrective distribution or forfeiture of Excess Deferrals, Excess Contributions or Excess Aggregate Contributions; and

               (D) after any recharacterization of Excess Contributions required without regard to multiple use of the alternative limitation.

               Multiple use occurs if the Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees exceeds 1.25 multiplied by the Actual Deferral Percentage and Average Contribution Percentage of the Nonhighly Compensated Employees.

          (ii) For purposes of this Section, the Contribution Percentage for any Participant who is an Eligible Highly Compensated Employee for the Plan Year who is eligible to have Contribution Percentage Amounts allocated under two (2) or more plans described in Code
               Section 401(a) or arrangements described in Code Section 401(k) that are maintained by the Employer or a Related Employer shall be determined as if the total of the Contribution Percentage Amounts were made under each plan. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations pursuant to Code
               Section 401(m).

          (iii) If this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4) or 410(b) only if aggregated with one (1) or more other plans, or if one (1) or more other plans satisfy the requirements of the Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentages of Eligible Participants as if all such plans were a single plan.

          (iv) For purposes of determining the Contribution Percentage of a Participant who is a Five Percent Owner or one of the ten (10) most highly paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of the Participant shall include the Contribution Percentage Amounts and Compensation of Family Members as defined in Code Section 414(g)(6). Family Members shall be disregarded in determining the Contribution Percentage for Participants who are Eligible Nonhighly Compensated Employees and for Participants who are Eligible Highly Compensated Employees except as required in the preceding sentence.

          (v) The Employer shall maintain records sufficient to demonstrate satisfaction of the Average Contribution Percentage Test.

          (vi) The determination and treatment of the Contribution Percentage of any Participant shall satisfy other requirements prescribed by applicable Treasury regulations.

     (d)  Fail Safe Provisions.  If the initial allocations of the Employer
          --------------------
          Matching Contributions and Employee Contributions do not satisfy one of the tests set forth in paragraph (a) of this Section, the Administrator shall adjust the accounts of the Participants pursuant to one (1) or more of the following options:

          (i)  Distribution of Excess Aggregate Contributions.  The
               -----------------------------------------------
               Administrator will determine Excess Aggregate Contributions after determining Excess Deferrals under Section 4.1(d)(v) and Excess Employer Elective Contributions under Section 4.7. If the Administrator determines that the Plan fails to satisfy the Average Contribution Percentage Test for a Plan Year, it must distribute the Excess Aggregate Contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to 10% of the amount of Excess Aggregate Contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first
               2 1/2 months of that next Plan Year. The Excess Aggregate Contributions are the amount of aggregate contributions allocated on behalf of the Highly Compensated Employees which causes the Plan to fail to satisfy the Average Contribution Percentage Test. The Administrator will distribute to each Highly Compensated Employee his or her respective share of Excess Aggregate Contributions. The Administrator will determine the respective shares of the Excess Aggregate Contributions by starting with the Highly Compensated Employee(s) who has the greatest Contribution Percentage, reducing his or her Contribution Percentage to the next highest Contribution Percentage, then, if necessary, reducing the Contribution Percentage of the Highly Compensated Employee(s) at the next highest Contribution Percentage level (including the Contribution Percentage of the Highly Compensated Employee(s) whose Contribution Percentage the Administrator already has reduced), and continuing in this manner until the Average Contribution Percentage for the Highly Compensated Group satisfies the Average Contribution Percentage Test. Excess Aggregate Contributions of Participants who are subject to the Family Member aggregation rules shall be allocated among the Family Members in proportion to the Employee and Matching Contributions (or amounts treated as Matching Contributions) of each Family Member that is combined to determine the combined Average Contribution Percentage.

               Allocable Income.  To determine the amount of the corrective
               ----------------
               distribution required under this Section, the Administrator must calculate the allocable income for the Plan Year in which the Excess Aggregate Contributions arose and for the "gap period" measured from the beginning of the next Plan Year to the date of the distribution. The income allocable to Excess Aggregate Contributions is equal to the sum of the allocable gain or loss for the Plan Year and the allocable gain or loss for the gap period.

               (A)  Method of Allocating Income.  The Administrator may use any
                    ---------------------------
                    reasonable method for computing the income allocable to Excess Aggregate Contributions, provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

               (B)  Alternative Method of Allocating Income.  A Plan may
                    ---------------------------------------
                    allocate income to Excess Aggregate Contributions by multiplying the income for the Plan Year and the gap period allocable to Employee Contributions, Matching Contributions, and amounts treated as Matching Contributions by a fraction. The numerator of the fraction is the Excess Aggregate Contributions for the Employee for the Plan Year. The denominator of the fraction is equal to the sum of:

                    (I) The total account balance of the Employee attributable to Employee and Matching Contributions, and amounts treated as Matching Contributions as of the beginning of the Plan Year; plus

                    (II) The Employee and Matching Contributions, and amounts
                         treated as Matching Contributions for the Plan Year and for the gap period.

               (C)  Safe Harbor Method of Allocating Gap Period Income.  Under
                    --------------------------------------------------
                    the safe harbor method, income or Excess Aggregate Contributions for the gap period will equal ten percent (10%) of the income allocable to Excess Aggregate Contributions for the Plan Year (calculated under the method described in paragraph (B) of this Section), multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of calculating the number of calendar months that have elapsed under the safe harbor method, a corrective distribution that is made on or before the fifteenth day of the month is treated as made on the last day of the preceding month. A distribution made after the fifteenth day of the month is treated as made on the first day of the next month.

          (ii) Characterization of Excess Aggregate Contributions.  The
               ---------------------------------------------------
               Administrator will treat a Highly Compensated Employee's allocable share of Excess Aggregate Contributions in the following priority: (A) first as attributable to his or her Employee Contributions which are voluntary contributions, if any;
               (B) then as Matching Contributions allocable with respect to Excess Contributions determined under the Actual Deferral Percentage Test described in Section 4.7; (C) then on a pro rata basis to Matching Contributions and to the Employer Elective Contributions relating to those Matching Contributions which the Administrator has included in the Average Contribution Percentage Test; (D) then on a pro rata basis to Employee Contributions which are mandatory contributions, if any, and to the Matching Contributions allocated on the basis of those mandatory contributions; and (E) last to Qualified Non-Elective Contributions used in the Average Contribution Percentage Test. To the extent the Highly Compensated Employee's Excess Aggregate Contributions are attributable to Matching Contributions, and he or she is not 100% vested in the Account Balance attributable to Matching Contributions, the Administrator will distribute only the vested portion and forfeit the nonvested portion. The vested portion of the Highly Compensated Employee's Excess Aggregate Contributions attributable to Employer Matching Contributions is the total amount of the Excess Aggregate Contributions (as adjusted for allocable income) multiplied by his or her vested percentage (determined as of the last day of the Plan Year for which the Employer made the Matching Contribution).

(iii)  Qualified Non-Elective and Elective Contributions.  The Employer shall
       -------------------------------------------------
          make Qualified Non-Elective Contributions or Elective Contributions that, in combination with Employee and Matching Contributions, satisfy one of the tests set forth in paragraph (a) of this Section, taking into account the Administrator's action under any option herein. The contribution shall be treated as an Employer Elective Contribution and shall be allocated to the Salary Deferral Account of each Participant who is a Nonhighly Compensated Employee. The Qualified Non-Elective and Elective Contributions may be treated as Matching Contributions provided that each of the following requirements, to the extent applicable, is satisfied:

               (A) The amount of Non-Elective Contributions, including those Qualified Non-Elective Contributions treated as Matching Contributions for purposes of the Average Contribution Percentage Test, satisfies the requirements of Code Section 401(a)(4).

               (B) The amount of Non-Elective Contributions, excluding those Qualified Non-Elective Contributions treated as Matching Contributions for purposes of the Average Contribution Percentage Test and those Qualified Non-Elective Contributions treated as Elective Contributions under Treasury Regulations Section 1.401(k)-1(b)(5) for purposes of the Actual Deferral Percentage Test, satisfies the requirements of Code Section 401(a)(4).

               (C) The Elective Contributions, including those treated as Qualified Matching Contributions for purposes of the Average Contribution Percentage Test, satisfy the requirements of Code Section 401(k)(3) for the Plan Year.

               (D) The Qualified Non-Elective Contributions are allocated to the Employee under the Plan as of a date within the Plan Year, and the Elective Contributions satisfy the requirements of Treasury Regulations Section 1.401(k)- 1(b)(4)(i) for the Plan Year.

               (E) The plan that takes Qualified Non-Elective Contributions and Elective Contributions into account in determining whether Employee and Matching Contributions satisfy the requirements of Code Section 401(m)(2)(A), and the plans to which the Qualified Non-Elective Contributions and Elective Contributions are made, are or could be aggregated for purposes of Code Section 410(b).

          (iv) Forfeiture of Non-Vested Matching Contributions.  Matching
               -----------------------------------------------
               Contributions that are not vested may be forfeited to correct Excess Aggregate Contributions. Notwithstanding the foregoing sentence, Excess Aggregate Contributions for a Plan Year may not remain unallocated or be allocated to a suspense account for allocation to one or more Employees in any future year. Forfeitures of Matching Contributions to correct Excess Aggregate Contributions shall be:

               (A) Applied to reduce Employer Contributions for the Plan Year in which the excess arose, but allocated according to the following paragraph (B), to the extent the excess exceeds Employer Contributions or the Employer has already contributed for the Plan Year.

               (B) Allocated, after all other Forfeitures under the Plan, to the Employer Matching Contribution Account of each Nonhighly Compensated Participant who made Elective Deferrals or Employee Contributions in the ratio which each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

     Section 4.9.  Rollover Contributions.
     -----------   ----------------------

     (a) Upon approval by the Committee, an Employee who has received a qualified total distribution, as defined in Section 402(a)(5)(E)(i) of the Code (other than five percent owners pursuant to Code Section 402(a)(5)(F)(ii)), may contribute such qualified total distribution to a Rollover Account under the Plan. An Employee may also transfer to a Rollover Account under the Plan (upon Committee approval) a distribution from an individual retirement account or from an individual retirement annuity, but only if such distribution or proceeds qualify for tax-free rollovers under Code Section 408(d)(3)(A)(ii), provided that any such Rollover Account shall be accounted for separately, pursuant to Section 5.1, from any Rollover Account resulting from the transfer of a qualified total distribution. In addition, the Plan will accept (upon Committee approval) direct trustee-to-trustee transfers from another qualified plan or Code
         Section 403(b) annuity, and will account for such transfers separately from any other Rollover Account. Any contribution under this Section
         4.7 shall be treated as the contribution of a "Rollover Amount" and, except in the case of trustee-to-trustee transfers, shall be subject to the following requirements and conditions:

            (1) The Employee must transfer the Rollover Amount or cause to be transferred such amount to the Committee for delivery to the Trustee or, if the Committee directs, to the Trustee, in time for the Trustee to receive such amount on or before the 60th day after the day on which such amount was received by the Employee; provided, however, that if the Employee is an officer of an Employer and received a Roll Over Amount from a previous plan (other than a plan sponsored by an Employer), such Employee may not transfer or cause to be transferred his Rollover Amount to the Committee or the Trustee prior to the 20th business day after his receipt of the distribution from such previous plan.

            (2) The Employee must furnish such evidence as the Committee may require that such Rollover Amount includes all (and does not include anything other than) the amount, in such Employee's particular case, and, if applicable, the particular property, required to be transferred by Code Section 402(a)(5)(E)(i) or 408(d)(3)(A)(ii), as appropriate.

     (b) The Committee shall not deliver or cause the delivery of any Rollover Amount to the Trustee prior to its receipt of such evidence as may be required by it pursuant to Section 4.9(a) and, except in the case of trustee-to-trustee transfers, shall not deliver or cause the delivery of any Rollover Amount to the Trustee if such Rollover Amount would not be received by the Trustee on or before the 60th day after the day on which such amount was received by the Employee who wishes to transfer such amount to the Plan.

     (c) An Employee shall be eligible to transfer amounts to a Rollover Account pursuant to this Section 4.9 notwithstanding the provisions of Article 3 hereof.

     (d) An Employee who establishes and maintains a Rollover Account or Accounts shall be deemed to be a Participant under the Plan notwithstanding the provisions of Article 3 and Section 2.43, but no such Employee shall be entitled to share in any Employer Contributions or elect Savings Contributions unless he is otherwise participating under Article 3.

     (e) Fees and expenses of the Trustee attributable to the maintenance of Rollover Accounts shall be paid as provided in Section 14.7.

     (f) The time and method of payment from an Employee's Rollover Accounts shall be governed by Articles 6, 8, and 11.


                                 * * * * * * *

                                  ARTICLE FIVE
                                  ------------

                                  ALLOCATIONS
                                  -----------

       Section 5.1.  Accounts.  The Committee shall maintain or cause to be
       -----------   --------
maintained adequate records to disclose the interest in the Trust of each Participant, Former Participant, and Beneficiary. Such records shall be in the form of individual accounts, and credits and charges shall be made to such accounts in the manner herein described. When appropriate, a Participant shall have, as separate accounts, an Employer Contribution Account, a Rollover Account or Accounts, and a Savings Account. The maintenance of separate accounts is only for accounting purposes, and a segregation of the Trust Assets to each account shall not be required. Each Account shall reflect its allocable share of income, loss, appreciation, and depreciation of the Trust Assets. Distributions made from an account shall be charged to such account as of the end of the month during which the distribution is made.

      Section 5.2.  Allocation of Income and Expense.
      -----------   --------------------------------

    (a) Except as otherwise provided in Section 7.3(a), income of the Trust Assets shall be allocated no later than as of each Valuation Date to the accounts that generated such income.

    (b) Except as otherwise provided by Section 7.3(b), expenses paid from the Trust Assets and not reimbursed by an Employer shall be allocated no later than as of each Valuation Date to the Accounts of Participants, Former Participants and Beneficiaries who had undistributed balances in their Accounts on such last preceding Valuation Date in proportion to the balances in such Accounts on such date, but after first reducing each such account balance by any distributions from the account since such last preceding Valuation Date.

      Section 5.3. Allocation of Savings Contributions.  Savings Contributions
      -----------  -----------------------------------
elected by a Participant during any calendar month shall be credited and allocated to his Savings Account no later than as of the last day of the month following such calendar month.

    Section 5.4.  Allocation of Employer's Contribution.  EFFECTIVE OCTOBER 1,
    -----------   -------------------------------------
1987 THROUGH DECEMBER 31, 1988, each Participant who is a Participant on the last business day of each calendar quarter and each Former Participant who would have been a Participant on the last business day of such calendar quarter but for his death, Disability, Early Retirement, or Retirement during such calendar quarter is entitled to share in the Employer Contribution for such calendar quarter. Subject to Section 4.5, the Committee shall instruct the Trustee to allocate the portion of the Employer Contribution for each calendar quarter to the Employer Contribution Account of each Participant or Former Participant for whom such contribution was made pursuant to Section 4.2(a).

         EFFECTIVE JANUARY 1, 1988, the following provisions shall apply:

    (a) Each Participant who is a Participant on the last business day of each calendar quarter and each Former Participant who would have been a Participant on the last business day of such calendar quarter but for his death, Disability, Early Retirement, or Retirement during such calendar quarter is entitled to share in the Matching Employer Contribution for such calendar quarter. Subject to Section 4.5, the Committee shall instruct the Trustee to allocate the portion of the Matching Employer Contribution for each calendar quarter to the Employer Contribution Account of each Participant or Former Participant for whom such contribution was made pursuant to Sections 4.2(a)(1) and (2).

   (b) Incentive Contributions for a Plan Year will be allocated, in proportion to each Incentive Participant's Compensation and as soon after the end of the Plan Year as the amount of the Incentive Contribution is calculated under the Incentive Bonus Plan, to the Incentive Account of each Incentive

Participant for whom such a contribution was made pursuant to Section 4.2(a)(3).

  Section 5.5.  Forfeitures.  Amounts forfeited pursuant to Sections 5.6 or 6.3
  -----------   -----------
shall be allocated as of the end of each Plan Year to the Employer Contribution Accounts of each Participant who is a Participant on the last business day of the Plan Year and each Former Participant who would have been a Participant on the last business day of such Plan Year but for his death, Disability, Early Retirement, or Retirement during such Plan Year, according to the ratio that each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year. Amounts forfeited pursuant to Section 4.6 shall be allocated as of the end of each Plan Year to the Employer Contribution Accounts of each Participant who is a Non-Highly Compensated Employee and who is a Participant on the last business day of the Plan Year and each Former Participant who was a Nonhighly Compensated Employee and who would have been a Participant on the last business day of such Plan Year but for his death, Disability, Early Retirement, or Retirement during such Plan Year, according to the ratio that each such Participant's Compensation for the PIan Year bears to the total Compensation of all such Participants for the Plan Year.

Section 5.6.  Maximum Additions.
- -----------   -----------------

   (a) Defined Contribution Plan Limits.  The amount of Annual Additions which
       --------------------------------
the Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount. If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer Contributions pursuant to Section 5.4 would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 5.6(c)) to the Participant's Account, the Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer Contributions for the Plan Year in which the Limitation Year ends. The Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Individual Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer Contributions.

  (b) Estimation.  Prior to the determination of the Participant's actual Annual
      ----------
Compensation for a Limitation Year, the Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated Annual Compensation defined in Section 5.6(f) for the Limitation Year. The Committee must make this determination on a reasonable and uniform basis for all Participants similarly situated. The Committee must reduce any Employer Contributions (including any allocation of Forfeitures) based on estimated Annual Compensation by any Excess Amounts carried over from prior years. As soon as administratively feasible after the end of the Limitation Year, the Committee will determine the Maximum Permissible Amount for the Limitation Year based on the Participant's actual Annual Compensation for the Limitation Year.

   (c) Disposition of Excess Amount.  If, pursuant to Section 5.6(b) or because
       ----------------------------
of an allocation of Forfeitures, there is an Excess Amount attributable to a Participant for a Limitation Year, then the Committee will dispose of the Excess Amount as follows:

          (i) The Committee shall return any nondeductible Participant Voluntary After Tax Contributions to the Participant to the extent that the return would reduce the Excess Amount.

          (ii) If, after the application of clause (i) an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, then the Committee will use the Excess Amounts to reduce future Employer Contributions (including any allocation of Forfeitures) under the Plan for the next Limitation Year and for each succeeding Limitation Year, as is necessary, for the Participant. The Participant may elect to limit Compensation for allocation purposes to the extent necessary to reduce the allocation for the Limitation Year to the Maximum Permissible Amount and eliminate the Excess Amount.

        (iii) If, after the application of clause (i) an Excess Amount still exits and the Plan does not cover the Participant at the end of the Limitation Year, then the Committee shall hold the Excess Amount in a suspense account and use the Excess Amount to reduce Employer Contributions on behalf of remaining Participants and shall allocate and reallocate to the Individual Accounts of remaining Participants in succeeding Limitation Years to the extent permissible under the foregoing limitations, prior to any further Annual Additions to the Plan. If the Plan should be terminated or contributions should be completely discontinued, the funds in the suspense account will be allocated to the extent not prohibited by Code Section 415. Any suspense account shall not be adjusted for investment gains or losses of the Trust Fund.

         (iv) The Committee will not distribute any Excess Amount(s) to Participants or to Former Participants.

          (v) Notwithstanding the foregoing sentence and the foregoing paragraphs (i), (ii), (iii), and (iv), the Committee may distribute Elective Deferrals (within the meaning of Code Section 402(g)(3)) or return voluntary or mandatory Employee Contributions, to the extent the distribution or return would reduce the excess amounts in the Participant's account.

     (d) Multiple Defined Contribution Plan Limits.  If the Employer maintains
         -----------------------------------------
any other qualified defined contribution plan, the amount of the Annual Addition which may be allocated to a Participant's Individual Account in this Plan shall not exceed the Maximum Permissible Amount, reduced by the amount of Annual Additions to such Participant's accounts for the same Limitation Year in the other plan(s). The Excess Amount attributed to this Plan equals the product of:

          (i) the total Excess Amount allocated as of such date (including any amount the Committee would have allocated but for the limitations of Code Section 415), multiplied by

          (ii) the ratio of

               (A) the amount allocated to the Participant as of such date under this Plan, divided by

               (B) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Code Section 415).

     (e) Overall Limits.  If the Employer maintains or establishes, or has ever
         --------------
maintained or established, any defined benefit plan(s) in addition to this Plan, then the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for the Participant for that Limitation Year shall not exceed 1.0. In any Limitation Year that the sum of the Fractions does exceed 1.0, then the Employer shall reduce the amount of Annual Additions to the Participant's Individual Account in the defined contribution plan(s), to the extent necessary to prevent the sum of the Fractions from exceeding 1.0.

     (f) Definitions.  For purposes of the limitations of Code Section 415 set
         -----------
forth in this Section, the following definitions shall apply:

          (i)  Annual Additions means the sum of the following amounts allocated
               ----------------
               on behalf of a Participant for a Limitation Year:

               (A)  all Employer Contributions;

               (B)  all Forfeitures;

               (C)  all Employee Contributions;

               (D) excess contributions described in Code Section 401(k) and excess aggregate contributions described in Code Section 401(m), irrespective of whether the Plan distributes or forfeits such Excess Amounts, and excess deferrals described in Code Section 402(g), unless the excess deferrals are distributed no later than the first April 15 following the close of the Participant's taxable year;

               (E) Excess Amounts reapplied to reduce Employer Contributions under this Section 5.6;

               (F) amounts allocated after March 31, 1984 to an individual medical account, as defined in Code Section 415(l)(2), included as part of a pension or annuity plan maintained by the Employer;

               (G) contributions paid or accrued after December 31, 1985, in taxable years ending after that date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee as defined in Code
                    Section 419A(d)(3), under a welfare benefit fund, as described in Code Section 419(e), maintained by the Employer; and

               (H)  allocations under a simplified employee pension plan.

          (ii) Annual Compensation means the total amount of salary, wages,
               -------------------
               commissions, bonuses and overtime, paid or otherwise includable in the gross income of a Participant during the Limitation Year, but excluding:

               (A) Employer contributions to any deferred compensation plan (to the extent the contributions are not included in the Participant's gross income for the taxable year in which contributed) or simplified employee pension under Code
                    Section 408(k) (to the extent the contributions are excludable from the Participant's gross income;

               (B) distributions from any plan of deferred compensation, whether or not such amounts are includable in the gross income of the Employees when distributed;

               (C) amounts realized from the exercise of any nonqualified stock option, or when restricted stock becomes freely transferrable or is no longer subject to a substantial risk of forfeiture;

               (D) amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option described in Part II, Subchapter D, Chapter 1 of the Code;

               (E) premiums paid by the Employer for group term life insurance (to the extent the premiums are not includable in the Participant's gross income); contributions by the Employer to an annuity under Code Section 403(b) (to the extent not includable in the Participant's gross income); and any other amounts received under any Employer sponsored fringe benefit plan (to the extent not includable in the Participant's gross income);

               (F) any contribution for medical benefits, within the meaning of Code Section 419A(f)(2), after separation from Service which is otherwise treated as an Annual Addition; and

               (G) any amount otherwise treated as an Annual Addition under Code Section 415(l)(1).

         (iii) Average Annual Compensation means the average compensation
               ---------------------------
               during a Participant's highest three (3) consecutive Years of Service, which period is the three (3) consecutive calendar years (or the actual number of consecutive years of employment for those Employees who are employed for less than three (3) consecutive years with the Employer) during which the Participant had the greatest aggregate compensation from the Employer.

          (iv) Defined Benefit Plan Fraction means the fraction derived from the
               -----------------------------
               numerator defined in the following paragraph (A) and the denominator defined in the following paragraph (B).

               (A)  Numerator.  The numerator is the sum of the Projected Annual
                    ---------
                    Benefit provided for such Participant under all defined benefit plan(s) the Employer maintains or establishes, or has ever maintained or established (whether or not terminated).

               (B)  Denominator.  The denominator is the lesser of (1) 1.25
                    -----------
                    times the Maximum Defined Benefit Dollar Limitation under Code Section 415(b) and (d) for the Limitation Year, or (2)
                    1.4 times one hundred percent (100%) of the Participant's Average Annual Compensation Limitation for his highest three
                    (3) consecutive years under Code Section 415(b).

               (C)  Notwithstanding the foregoing, 1.0 shall be substituted for
                    1.25 wherever it appears in Section 5.6(f)(iv)(B) in any Plan Year in which the Plan is determined to be Top-Heavy, unless the minimum allocation requirements of Section 15.2 are met. In determining whether the requirements of Section
                    15.2 have been met, four percent (4%) shall be substituted for three percent (3%). Notwithstanding the foregoing, 1.0 shall be substituted for 1.25 wherever it appears in Section 5.6(f)(iv)(B) in any Plan Year in which the Plan is determined to be Super Top-Heavy, regardless of the minimum allocation.

          (v)  Defined Contribution Plan Fraction means the fraction derived
               ----------------------------------
               from the numerator defined in the following paragraph (A) and the denominator defined in the following paragraph (B).

               (A)  Numerator.  The numerator is the sum of the Annual Additions
                    ---------
                    to a Participant's Individual Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in Code Section 419(e) and individual medical accounts, as defined in Code Section 415(l)(2), maintained by the Employer.

               (B)  Denominator.  The denominator is the sum of the lesser of
                    -----------
                    the following amounts determined for such Limitation Year and for each prior Year of Service with the Employer:

                    (1) 1.25 times the Maximum Permissible Amount determined under Code Sections 415(b) and (d) in effect under Code
                         Section 415(c)(1)(A) for such Limitation Year (without regard to the special Dollar Limitations for employee stock ownership plans), or

                    (2) thirty-five percent (35%) of the Participant's Annual Compensation for each Limitation Year.

               (C) Regarding any Limitation Year ending after December 31, 1982, the amount taken into account under Section 5.6(f)(v)(B) with respect to each Participant for all Limitation Years ending before January 1, 1983, shall be at the election of the Administrator, an amount equal to the product of the amount determined under Section 5.6(f)(v)(B) multiplied by a fraction, the numerator of which is the lesser of (1) $51,875 ($41,500 for any year in which the Plan is determined to be a Top-Heavy Plan); or (2) 1.4 multiplied by twenty-five percent (25%) of the Annual Compensation of the Participant for the Limitation Year ending in 1981, and the denominator of which is the lesser of (1) $41,500; or (2) twenty-five percent (25%) of the Annual Compensation of the Participant for the Limitation Year ending in 1981. The Administrator may make such election only if one or more of such plans were in existence on or before July 1, 1982.

               (D) If the Plan and all other plans maintained by the Employer met the limitations under Code Section 415 for the last Limitation Year beginning before January 1, 1983 the amount under Section 5.6(f)(v) (A) shall be reduced by an amount required to decrease the combined fractions to 1.0. The amount subtracted shall be the product of (1) the excess of the sum of the fractions over 1.0 and (2) the denominator under Section 5.6(f)(v)(B) as computed through the Limitation Year ending in 1982.

               (E)  Notwithstanding the foregoing, 1.0 shall be substituted for
                    1.25 wherever it appears in Section 5.6(f)(v)(B) in any Plan Year in which the Plan is determined to be Top-Heavy, unless the minimum allocation requirements of Section 15.2 are met. In determining whether the requirements of

                    Section 15.2 have been met, four percent (4%) shall be substituted for three percent (3%). Notwithstanding the foregoing, 1.0 shall be substituted for 1.25 wherever it appears in Section 5.6(f)(v)(B) in any year in which the Plan is determined to be Super Top-Heavy, regardless of the minimum allocation.

          (vi) Employer means the Employer that adopts this Plan.  All Related
               --------
               Employers shall be considered a single Employer for purposes of applying the limitations of this Section.

         (vii)  Excess Amount means the excess of the Participant's Annual
                -------------
                Additions for the Limitation Year over the Maximum Permissible Amount, less administrative charges allocable to such Excess Amount.

         (viii)  Limitation Year means the Limitation Year specified in the
                 ---------------
                Plan or, if none is specified, the calendar year.

          (ix)  Maximum Permissible Amount means the lesser of:
                --------------------------

               (A)  the Defined Contribution Dollar Limitation, or

               (B) twenty-five percent (25%) of the Participant's Compensation, within the meaning of Code Section 415(c)(3)

               for a Limitation Year with respect to any Participant.

               Defined Contribution Dollar Limitation means $30,000 or, if greater, twenty-five percent (25%) of the Defined Benefit Dollar Limitation set forth in Code Section 415(b)(1)(A) as in effect for the Limitation Year.

          (x)  Projected Annual Benefit means the benefit of the Participant
               ------------------------
               payable annually in the form of a straight life annuity (with no ancillary benefits) under the terms of a defined benefit plan to which employees do not contribute and under which no rollover contributions are made, assuming that the Participant continues employment until Normal Retirement Age (or current age, if later), compensation continues at the same rate as in effect in the Limitation Year under consideration until the date of Normal Retirement Age, and all other relevant factors used to determine benefits under the defined benefit plan remain constant as of the current Limitation Year for all future Limitation Years.

     (g) Special Rules for Overall Limits.  If the Employer maintains or
         --------------------------------
establishes, or has ever maintained or established, any defined benefit plan(s) in addition to this Plan, such Plans are subject to the overall limitations under Code Section 415(e) and the following special rules apply:

          (i)  Recomputation Not Required.  For purposes of determining the
               --------------------------
               Defined Contribution Plan Fraction, the Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee Contributions as Annual Additions.

          (ii) Adjustment of Defined Contribution Plan Fraction.  If the Plan
               ------------------------------------------------
               satisfied the applicable requirements of Code Section 415 as in effect for all Limitation Years beginning before January 1, 1987, the Committee shall redetermine the Defined

               Contribution Plan Fraction and the Defined Benefit Plan Fraction as of the end of the 1986 Limitation Year. If the sum of the redetermined Fractions exceeds 1.0, an amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding the numerator) equal to the product of (A) the excess of the sum of the Fractions over 1.0 times (B) the denominator of the Defined Contribution Plan Fraction, so that the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction computed under Code Section 415(e)(1) does not exceed
               1.0 for the Limitation Year.

          (iii)  Adjustment of Defined Benefit Plan Fraction.  Notwithstanding
                 -------------------------------------------
               the foregoing, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 1.25 times the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

     (h) Separate, Combined Plan Limits.  For purposes of the foregoing
         ------------------------------
limitations in this Section, any Employee Contributions to any defined benefit plan shall be considered as a separate defined contribution plan. Further, all defined contribution plans shall be considered as one defined contribution plan and all defined benefit plans shall be considered as one defined benefit plan, whether or not any of such plans have been terminated.

       Section 5.7.  Notification to Participants.  At least once annually the
       -----------   ----------------------------
Committee shall advise each Participant or Former Participant of the then composition and value of his Accounts and of the Vested Percentage of his Employer Contribution Account.



                                 * * * * * * *

                                  ARTICLE SIX
                                  -----------

                                    VESTING
                                    -------


     Section 6.1.  Retirement, Death, or Disability.  If a Participant ceases to
     -----------   --------------------------------
be an Employee due to the Participant's Retirement, Early Retirement, death, or Disability, such Participant, Former Participant, or the Beneficiary, as the case may be, shall be fully vested in and entitled to the total amount credited to each of his Accounts.

  Section 6.2.  Separated From Service.  If a Participant or Former Participant
  -----------   ----------------------
is Separated from Service for any reason other than Retirement, Early Retirement, death, or Disability, such Participant or Former Participant, or the Beneficiary, as the case may be, shall be entitled to the sum of the following:

  (a) The total amount credited to the Participant's Savings Account, effective January 1, 1988, Incentive Account, and Rollover Account or Accounts, if any, other than his W & B Plan Rollover Account, if any; and

  (b) The "Vested Percentage", at the date he is Separated from Service, of the total amount credited to the Participant's Employer Contribution Account and W & B Plan Rollover Account, if any. The Vested Percentage shall be determined in accordance with the following schedule:

                                                             Nonforfeitable
                                                             --------------
           Years of Service                                  Percentage
           ----------------                                  ----------

           Less than 3 years                                      0%
           At least 3 but less than 4 years                      20%
           At least 4 but less than 5 years                      40%
           At least 5 but less than 6 years                      60%
           At least 6 but less than 7 years                      80%
           At least 7 or more years                             100%

  (c) Notwithstanding the foregoing vesting schedule, for any Plan Year in which the Plan is a Top-Heavy Plan, the following vesting schedule shall apply:

                                                             Nonforfeitable
                                                             --------------
           Years of Service                                  Percentage
           ----------------                                  ----------

           Less than 2 years                                      0%
           At least 2 but less than 3 years                      20%
           At least 3 but less than 4 years                      40%
           At least 4 but less than 5 years                      60%
           At least 5 but less than 6 years                      80%
           At least 6 or more years                             100%

   (d) If, in any subsequent Plan Year, the Plan ceases to be a Top-Heavy Plan, the vesting schedule in paragraph (c) shall continue to apply unless the Employer elects, in writing, to revert to the vesting schedule set forth in paragraph (b). Any reversion shall be treated as a Plan amendment and shall be subject to the restrictions of Section 13.1 and this paragraph. No such amendment shall be effective unless, in the event it changes the Plan's applicable vesting schedule (determined in accordance with regulations under Section 411 of the Code), each Participant's nonforfeitable percentage of his accounts (determined as of the later of the date such amendment is adopted or becomes effective) is not less than such percentage computed under

Section 6.2 without regard to such amendment and unless, in such event, each Participant having not less than 5 Years of Service is permitted to elect (pursuant to regulations under Section 411 of the Code) to have his nonforfeitable percentage computed under the Plan without regard to such amendment.

  (e) Notwithstanding the foregoing, a Participant's Vested Percentage in his W & B Plan Rollover Account, if any, shall never be less than his vested percentage in the assets transferred to such Account at the time such assets were transferred to the Plan from the W & B Refrigeration Service Co., Inc. Employees' Profit-Sharing Plan and Trust.

            Section 6.3.  Computation of Years of Service for Vesting.
            -----------   -------------------------------------------

        (a) General.  For purposes of computing a Participant's or Former
            -------
Participant's Vested Percentage of his Employer Contribution Account, each Participant or Former Participant shall be credited with all Years of Service to which he is entitled pursuant to Section 2.65(b), other than Years of Service not counted under Sections 6.3(b) and (c) below.

   (b) Re-employment After a Break in Service.  In determining a Participant's
       --------------------------------------
Years of Service for vesting purposes upon a Participant's re-employment with an Employer after a Break in Service, the following rules shall apply:

          (1) If the Participant was not entitled to any Vested Percentage prior to his Break-in-Service, he shall be credited with pre-break Years of Service only if the number of consecutive years of Break-in-Service are less than five.

               If any Years of Service are not required to be taken into account by reason of the above sentence, such Years of Service shall not be taken into account in applying this paragraph (1) to a subsequent period of Break-in-Service.

          (2) If the Participant was entitled to a Vested Percentage prior to his Break-in-Service, or if he meets the requirements of paragraph (1) above, then his prebreak Years of Service shall be taken into account in determining his Vested Percentage of his Employer Contribution Account upon his completion of one Year of Service after his re-employment commencement date.

     (c) Forfeitures.  If, at the time a Participant becomes Separated from
         -----------
Service, he is not entitled to a distribution of the entire balance in his Employer Contribution Account, he shall receive no distribution from such Account until the end of the Plan Year in which he incurs a Break-in-Service.
As of the end of the Year in which the Participant has Separated from Service, his Employer Contribution Account shall be divided into two portions, one representing the vested portion, and the other representing the forfeiture portion, of such Account. Such Employer Contribution Account shall continue to receive income allocations pursuant to Section 5.2 until distributed in full.
If the Participant returns to the employ of an Employer before incurring a Break-in-Service, the vested and forfeiture portions of his Employer Contribution Account, plus income allocations, shall, upon his return, become the beginning balance in his new Employer Contribution Account. If the Participant does not return to the employ of an Employer before incurring a Break-in-Service, his previous Employer Contribution Account shall be closed, with the result that the vested portion of his Employer Contribution Account, plus income allocations, shall be distributed pursuant to Article 11 hereof and the forfeiture portion of his Employer Contribution Account, shall become available for allocation to the Employer Contribution Accounts of other eligible Participants as of the end of the Year in which he incurs a Break-in-Service.

     (d) Benefit Accruals and Repayments:
         --------------------------------

     (i) Notwithstanding subsection (b) above, for purposes of determining a Participant's Vested Percentage under the Plan, the Plan will disregard service performed by the Participant with respect to which he has received a distribution if the present value of his entire Vested Percentage of such distribution was not more than $3,500. This paragraph (1) shall apply, however, only if such distribution was made on termination of the Participant's participation in the Plan.

     (ii) For purposes of determining a Participant's Vested Percentage under the Plan, the Plan will not disregard service as provided in paragraph (d)
     (1) above if the Participant repays the full amount of the distribution described in such paragraph (d) (1). Upon such repayment, the Participant's account balance prior to the distribution will be restored (unadjusted by any gains or losses between the time of distribution and the time of repayment) and his Vested Percentage will be recomputed by taking into account service so disregarded. This paragraph (2) shall apply, however, only in the case of a Participant who --

          (A) resumes employment before the date on which he would have incurred five (5) consecutive years of Break-in-Service; and

          (B) repays the full amount of such distribution before the date on which he would have incurred five (5) consecutive years of Break-in-Service.

     The Employer will make a special contribution to the Plan in order to restore any account balances hereunder.

     For purposes of Plan Section 5.6 and Code section 415(c) and (e), the repayment by the Participant and the restoration will not be treated as "annual additions."

       Section 6.4.  Determination of Amount.
       -----------   -----------------------

     (a) For purposes of Sections 6.1, 6.2 and 6.3, the amount credited to the Accounts of a Participant or Former Participant shall be determined as of the Valuation Date concurrent with or, if none, next preceding the date of the event which caused entitlement to a distribution, and the distribution of such amount shall be made or shall commence as soon thereafter as practicable in the manner determined under Article 11.

     (b) If, on the Valuation Date referred to in Section 6.4(a), the amount credited to the Account in question does not include the allocation, if any, to which such Account is entitled under Article 5 for the months which include and/or follow such Valuation Date, then the particular Participant's or Former Participant's vested portion, determined under Section 6.1, 6.3 and 6.3, as appropriate, of such allocation shall be distributed in the manner provided under Subsection 11.1(b) as soon as practicable after such allocation is made.

                                 * * * * * * *

                                 ARTICLE SEVEN
                                 -------------

                           INVESTMENT OF TRUST ASSETS
                           --------------------------

     Section 7.1.  Appointment of Trustee.  The Board of Directors of the
     -----------   ----------------------
Company shall determine the number of Trustees, shall appoint such Trustees, and may at any time and from time to time increase or decrease the number of Trustees. The Board of Directors of the Company may remove any Trustee at any time and appoint a successor Trustee or Trustees or reduce the number of Trustees (but not to less than one). The Trustee or Trustees shall have such rights, powers and duties as shall from time to time be specified in or determined pursuant to the Trust Agreement. The Trust Agreement shall form a part of the Plan, and the Trust Assets shall be administered in accordance with the terms of the Plan and the Trust Agreement.

       Section 7.2.  Investment of Accounts.
       -----------   ----------------------

     (a) All Employer Contributions to the Trust and forfeitures shall be invested and reinvested by the Trustee in the Company Stock Fund. Participants shall have no right to direct investment of their Employer Contribution Accounts or, effective January 1, 1988, Incentive Accounts, except as set forth in
Section 7.2(h). All Savings Accounts and Rollover Accounts, including W & B Plan Rollover Accounts, shall be invested and reinvested by the Trustee in accordance with Participant direction, as provided herein. There shall be at least two investment funds for the Participants to choose between. One such investment fund shall be the Company Stock Fund. However, the Company Stock Fund shall be unavailable for investment until the Registration Statement for the Plan, as filed with the Securities and Exchange Commission, becomes effective. The Committee may, from time to time and in its sole discretion, determine the number and type of any other investment fund(s) available for the Participants to choose among.

     (b) The Company Stock Fund shall be invested solely in Company Stock, pursuant to Section 2.11. The Trustee is explicitly authorized to acquire and hold Company Stock. Any and all investments, reinvestments, or purchases shall be made at prices not in excess of the Current Market Value of the Company Stock at the time of such purchase or investment.

     (c) Each Participant, in his written application for participation, shall direct the Committee and the Trustee as to which investment fund(s) he wishes to utilize and the percentage of his Accounts he wishes to have invested in each fund. The Participant shall make a separate investment election for his Savings Account, Rollover Accounts, if any, and his W & B Plan Rollover Account, if any.

     If a Participant fails to designate the investment fund(s) for one or more of his Accounts, the Committee shall direct the Trustee to invest such Accounts in one of the investment funds available for the Participants to choose among consisting of money market short-term investments with a high level of liquidity.

     (d) The stock in the Company Stock Fund purchased each month shall be allocated to each Participant's Accounts based on (1) the contributions and forfeitures allocated to each such Account, (2) the elections made under this
Section 7.2, and (3) the current market price of the Company Stock.

     (e) A Participant may change his investment direction with respect to future contributions effective the next following January 1, April 1, July 1, or October 1, by filing a written application therefor with the Committee at least 30 days prior to the effective date of such change, on such forms and within such time limits as the Committee may prescribe.

     (f) A Participant may transfer any part or all of the funds or stock credited to his Savings Account, Rollover Accounts and W & B Plan Rollover Account between the Company Stock Fund and any other investment fund chosen by the Committee pursuant to Section 7.2(a), effective the next following January 1 or July 1, by filing a written application therefor with the Committee at least 30 days prior to the effective date of such transfer, on such forms and within such time limits as the Committee may prescribe; provided, however, that a Participant may not
                             -----------------
direct that any shares of Company Stock credited to his Savings Account be sold and the sales proceeds transferred to another investment fund until such shares that are to be sold have been held as an earmarked investment in his Savings Account for a period of at least five (5) years, or, if earlier, until he has attained age sixty-two (62) as set forth in Section 7.2(h). Any transfer of funds within an Account from the Company Stock Fund to any other investment fund chosen by the Committee pursuant to Section 7.2(a), will require that the Company Stock allocated to such Account be sold for its then market value and the sales proceeds transferred to the other investment fund (which will remain allocated to that same Account). Any transfer of funds within an Account from another investment fund to the Company Stock Fund will require that the transferred funds be used to purchase Company Stock (such stock to be allocated to the same Account from which the fund transfer was made).

     (g) Elections by officers or directors of the Company and beneficial owners of 10% or more of the outstanding Company Stock to invest funds credited to their Accounts in the Company Stock Fund shall be contingent upon approval of the Plan by the shareholders of the Company in accordance with Securities and Exchange Commission Rule 16b-3, and shall be null and void if the Plan is not so approved.

     (h) Each Participant who is employed by an Employer at age sixty-two (62) may elect, on a one-time basis, at any time between age sixty-two (62) and age sixty-four (64), to change the investment of his Accounts, including his Employer Contribution Account, from the Company Stock Fund to any other investment fund chosen by the Committee pursuant to Section 7.2(a), effective the next following January 1 or July 1, by filing a written application therefor with the Committee at least 30 days prior to the effective date of such transfer. If such an election is made, future Employer Contributions and forfeitures allocable to such Participant's Accounts shall be invested in the fund he has chosen, rather than in the Company Stock Fund.

       Section 7.3.  Income and Expenses.
       -----------   -------------------

     (a) The dividends, capital gains distributions, and other earnings received on any share of Company Stock that is specifically credited to a Participant's or Former Participant's separate Account under the Plan shall be allocated to such separate Account and immediately reinvested, to the extent practicable, in additional shares of Company Stock.

     (b) Fees charged by the Trustee and other expenses of operating the Trust shall be paid by the Employers or, in the absence of such payments (which are not obligatory), out of the general Trust assets and charged to the separate Accounts of all Participants and Former Participants under the Plan in the ratio that the fair market value of each such Account bears to the total fair market value of all separate Accounts. However, notwithstanding the above, any brokerage fees, commissions, taxes and other costs incurred by the Trust (and not reimbursed by the Employers) with respect to the purchase, sale, or distribution of Company Stock pursuant to an inter-fund transfer in connection with an in-service withdrawal or a distribution made at the direction of a Participant, Former Participant, or Beneficiary pursuant to Section 10.1 or 11.1(a), shall be charged to and paid by such Participant's, Former Participant's, or Beneficiary's separate Accounts.

       Section 7.4.  Company Stock.
       -----------   -------------

     (a) Acquisition of Stock by Trustee.  The Trustee shall acquire shares of
         -------------------------------
Company Stock pursuant to Participants' elections under Section 7.2 from private sources (including an Employer), or if the Committee advises that no such shares are available from private sources, in the open market, at not more than the market price then prevailing. All shares of Company Stock shall be carried by the Trustee at the actual cost thereof, including taxes, brokerage fees and commissions, if any, incident to the purchase, if the shares of Company Stock were purchased, or shall be carried by the Trustee at their value at the time of contribution to the Plan, if contributed in kind to the Plan by the Employer, as determined under Section 4.2(c) of the Plan.

     (b) Stock Rights, Stock Splits, and Stock Dividends.  No Participant,
         -----------------------------------------------
Former Participant or Beneficiary shall have any right of request, direction, or demand upon the Committee or the Trustee to exercise in his behalf rights or privileges to acquire, convert into, or exchange for Company Stock or other securities. The Trustee, in its sole discretion, may exercise or sell any such rights or privileges. The separate Accounts shall be appropriately credited if such rights are exercised or sold. Company Stock received by the Trustee by reason of a stock split, stock dividend or recapitalization shall be appropriately allocated to the separate accounts of the affected Participant, Former Participant, or Beneficiary.

     (c) Voting of Company Stock.  At each annual meeting and special meeting of
         -----------------------
the stockholders of the Company, the Committee shall direct the Trustee how to vote the shares of Company Stock held by the Plan.

     Section 7.5.  Exclusive Benefit.  The Plan and the Trust are established
     -----------   -----------------
and shall be maintained for the exclusive benefit of the Participants, Former Participants and their Beneficiaries. Subject to the exceptions expressly set forth in the Plan or the Trust Agreement, no part of the Trust Assets may ever revert to an Employer or be used for or diverted to purposes other than the exclusive benefit of the Participants, Former Participants and Beneficiaries.

     Section 7.6.  Valuation.  The value of each Account shall be determined as
     -----------   ---------
of each Valuation Date, on the basis of the fair market value of the assets allocated to each such Account, as appraised by the Trustee.


                                 * * * * * * *

                                 ARTICLE EIGHT
                                 -------------

                                  BENEFICIARY
                                  -----------


     Section 8.1.  Designation of Beneficiary.  Each Participant or Former
     -----------   --------------------------
Participant may, from time to time, designate any person or persons (who may be designated contingently or successively and who may be an entity or a natural person), either individually or in a fiduciary capacity, the Beneficiary or Beneficiaries to whom his Plan benefits are to be paid if he dies before receipt of all such benefits. However, a married Participant or a married Former Participant may not select a Beneficiary other than his Spouse unless the Spouse consents to such selection in writing, and the Spouse's consent acknowledges the effect of such selection and is witnessed by a Plan representative or a notary public. Each Beneficiary designation shall be in the form prescribed by the Committee and will be effective only when filed with the Committee during the Participant's or Former Participant's lifetime. Each Beneficiary designation filed with the Committee will cancel all Beneficiary designations previously filed with the Committee.

     Section 8.2.  No Beneficiary.  If any Participant or Former Participant
     -----------   --------------
fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a Participant ,or Former Participant dies before him and the Participant or Former Participant fails to designate a new Beneficiary, or if the Beneficiary designated by a deceased Participant or Former Participant dies before complete distribution of the deceased Participant's or Former Participant's benefit, the Committee shall direct the Trustee to distribute such Participant's or Former Participant's benefits (or the balance thereof) to one or more of the following, as determined by the Committee in its sole discretion:

     (a) To the surviving Spouse of such Participant or Former Participant;

     (b) To any one or more or all of the next of kin of such Participant or Former Participant, and in such proportions, as the Committee shall determine; or

     (c) To the estate of the last to die of such Participant or Former Participant and his Beneficiary or Beneficiaries; or

     (d) To such recipient as may be required by applicable law.

     Section 8.3.  Mandatory Distribution of Death Benefits.  The Committee may
     -----------   ----------------------------------------
not direct the Trustee to distribute the Participant's Nonforfeitable Account Balance, to the Beneficiary or Designated Beneficiary, under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code Section 401(a)(9) and the applicable Treasury regulations.

     (a)  Limits on Distribution Periods
          ------------------------------

          (i) If the Participant or Former Participant dies after distribution has commenced, the Trustee shall continue to distribute the remaining portion of the Participant's or Former Participant's Nonforfeitable Account Balance at least as rapidly as under the method of distribution used prior to the Participant's death.

          (ii) If the Participant or Former Participant dies before distribution commences, the Trustee shall complete distribution of the Participant's or Former Participant's Nonforfeitable Account Balance by December 31 of the calendar year containing the fifth
               (5th) anniversary of the Participant's or Former Participant's death, except to the extent that the Designated Beneficiary elects to receive distributions under paragraphs (A) or (B) below:

               (A) If any portion of the Participant's or Former Participant's Nonforfeitable Account Balance is payable to a Designated Beneficiary, the Designated Beneficiary may elect distributions over the life or over a period certain not greater than the life expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant or Former Participant died;

               (B) If the Designated Beneficiary is the Participant's Surviving Spouse, the date distributions must begin under paragraph
                    (A) above shall not be earlier than the later of: (1) December 31 of the calendar year immediately following the calendar year in which the Participant or Former Participant died; and (2) December 31 of the calendar year in which the Participant or Former Participant would have attained age seventy and one-half (70 1/2) years. If the Participant has not made an election pursuant to this Section by the time of death, the Designated Beneficiary must elect the method of distribution no later than the earlier of: (1) December 31 of the calendar year in which distributions must begin under this Section; or (2) December 31 of the calendar year which contains the fifth (5th) anniversary of the date of death of the Participant or Former Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Nonforfeitable Account Balance of the Participant or Former Participant must be completed by December 31 of the calendar year containing the fifth (5th) anniversary of death.

               (C) If the Surviving Spouse is the Beneficiary of any portion of a deceased Participant's or Former Participant's benefits under the Plan, the Surviving Spouse shall be permitted to direct that this distribution of benefits commence at a reasonable time following the death of the Participant or Former Participant under applicable Treasury regulations.

               (D) If the Surviving Spouse dies after the Participant or Former Participant, but before payments to the Spouse begin, the preceding provisions of this Section, with the exception of paragraph (B), shall be applied as if the Surviving Spouse had been the Participant.

     (b) Minimum Distribution Amounts.  If the Trustee will distribute a
         ----------------------------
Participant's or Former Participant's Nonforfeitable Account Balance in accordance with the Designated Beneficiary's life expectancy, the minimum distribution for a calendar year equals the Participant's Nonforfeitable Account Balance as of the latest Valuation Date preceding the beginning of the calendar year divided by the Designated Beneficiary's life expectancy.

     For purposes of this Section, payments will be calculated by using the expected return multiples specified in Tables V and VI of Treasury Regulations
Section 1.72-9. Life expectancy of a Surviving Spouse shall be recalculated annually; however, in the case of any other Designated Beneficiary, life expectancy will be calculated when the first payment commences without further recalculation. For purposes of this Section, any amount paid to a child of the Participant or Former Participant will be treated as if it had been paid to the Surviving Spouse, if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.

     (c)  Commencement of Benefits
          ------------------------

          (i)  General Rule.  For the purposes of this Section, distribution of
               ------------
               a Participant's or Former Participant's Nonforfeitable Account Balance is considered to begin on the Participant's or Former Participant's Required Beginning Date or, if Section 8.3(a)(ii)(D) applies, the date distribution is required to begin to the Surviving Spouse pursuant to Section 8.3(a)(ii)(A). If distribution in the form of an annuity irrevocably commences before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences. Except as otherwise provided, the Required Beginning Date of a Participant or Former Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2) years.

          (ii) Transitional Rules.  The Required Beginning Date of a Participant
               ------------------
               or Former Participant who attains age seventy and one-half (70 1/2) years before January 1, 1988, shall be determined under paragraphs (A) or (B) below:

               (A)  Other Than Five Percent Owners.  The Required Beginning Date
                    ------------------------------
                    of a Participant or Former Participant who is not a Five Percent Owner is the first day of April of the calendar year following the calendar year in which the later of retirement or the attainment of age seventy and one-half (70 1/2) years occurs. The Required Beginning Date of a Participant who is not a Five Percent Owner who attains age seventy and one-half (70 1/2) years during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

               (B)  Five Percent Owners.  The Required Beginning Date of a
                    -------------------
                    Participant or Former Participant who is a Five Percent Owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                    (1) the calendar year in which the Participant attains age seventy and one-half (70 1/2) years, or

                    (2) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a Five Percent Owner, or the calendar year in which the Participant retires.

          (iii)  Five Percent Owner.  A Participant is treated as a Five Percent
                 ------------------
               Owner for purposes of this Section 8.3 if the Participant is a Five Percent Owner as defined in Section 2.26(g)(iii) and Code
               Section 416(i) (determined under Code Section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which the owner attains age sixty-six and one-half (66 1/2) years or any subsequent Plan Year. If distributions have begun to a Five Percent Owner under this Section, they must continue to be distributed, even if the Participant ceases to be a Five Percent Owner in a subsequent year.

     (d)  Definitions
          -----------

          (i)  Applicable Life Expectancy means the life expectancy calculated
               --------------------------
               using the attained age of the Designated Beneficiary as of the Designated Beneficiary's birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was calculated first. If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as recalcu-lated. The applicable calendar year shall be the first Distribution Calendar Year and, if life expectancy is being recalculated, the succeeding calendar year.

          (ii) Designated Beneficiary means the individual who is designated as
               ----------------------
               the Beneficiary under the Plan under Code Section 401(a)(9) and the applicable Treasury regulations.

          (iii)  Distribution Calendar Year means a calendar year for which a
                 --------------------------
               minimum distribution is required. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to this Section.

          (iv) Participant's Nonforfeitable Account Balance means the Account
               --------------------------------------------
               Balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (Valuation Calendar Year), increased by the amount of any Contributions or Forfeitures allocated to the Account Balance as of the dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. If any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.



                                 * * * * * * *

                                  ARTICLE NINE
                                  ------------

                                    NOTICES
                                    -------


       Section 9.1.  Notice to Trustee.  As soon as practicable after a
       -----------   -----------------
Participant, Former Participant or Beneficiary becomes entitled to benefits in accordance with Article 6, the Committee shall give written notice to the Trustee, which notice shall include the following information and directions:

     (a) The name and address of the Participant, Former Participant, or Beneficiary.

     (b) The percentage or amount to which the Participant, Former Participant, or Beneficiary is entitled under Article 6.

     (c) The time, manner and amount of payments to be made pursuant to Article 11.

     Section 9.2.  Subsequent Notices.  At any time and from time to time after
     -----------   ------------------
giving the notice provided for in Section 9.1, the Committee may modify such original notice or any subsequent notice by means of a further written notice or notices to the Trustee, but any action taken or payments made by the Trustee pursuant to the original notice and prior to the receipt of a subsequent notice shall not be affected by such subsequent notice.

     Section 9.3.  Copy to Participant.  A copy of each notice provided for in
     -----------   -------------------
Sections 9.1 and 9.2 shall be mailed by the Committee to the Participant or Former Participant or to each Beneficiary involved, as the case may be, but if, for any reason, such copy is not sent or received, that fact shall not affect the validity of any notice' to the Trustee nor the validity of any action taken or payment made pursuant thereto.

     Section 9.4.  Reliance Upon Notice.  Upon receipt of any notice as provided
     -----------   --------------------
in this Article 9, the Trustee shall promptly take whatever action and make whatever payments are called for therein.


                                 * * * * * * *

                                  ARTICLE TEN
                                  -----------

                IN-SERVICE WITHDRAWALS AND LOANS TO PARTICIPANTS
                ------------------------------------------------


       Section 10.1.  Withdrawals from Accounts.
       ------------   -------------------------

     (a) Savings Accounts.  Upon the approval of the Plan by the shareholders of
         ----------------
the Company in accordance with Securities and Exchange Commission Rule 16b-3, a Participant who is an Employee of such Employer may elect to withdraw any amount up to the full amount of the funds or stock allocated to his Savings Account if needed for a hardship; provided, however that (1) whether a Participant has incurred a hardship shall be determined by the Committee, in its sole discretion, based on a uniform and nondiscriminatory policy, and in accordance with any Treasury regulations which may be promulgated in this area; (2) the amount permitted to be withdrawn may not exceed the amount needed to meet the costs of the hardship; and (3) EFFECTIVE JANUARY 1, 1989, only the actual Savings Contributions may be withdrawn and not any earnings thereon. The withdrawal shall be requested by filing a written application with the Committee; provided, however, no withdrawal of less than $500 in cash or stock value will be allowed, unless such lesser amount represents the entire balance of such Participant's Savings Account. Any such withdrawal shall be effective as of the close of business on the last day of the month following that month during which such written application is filed with and approved by the Committee on a form to be provided by the Committee; provided, however, that no more than one withdrawal shall be allowed during each 12-month period, unless the Committee, in its sole discretion, approves otherwise. Any such withdrawal made pursuant to this Section 10.1 from an investment fund other than the Company Stock Fund, shall be paid in a single cash sum and any such withdrawal from the Company Stock Fund shall be paid by a distribution in kind of Company Stock, plus an amount in cash equal to the value of any fractional share of stock. The Committee shall give such directions to the Trustee as shall be appropriate to effectuate the distribution in accordance with the terms hereof of the amount being withdrawn. Such withdrawals described in Section 10.1(b) below shall be debited to the Participant's Savings Account, and the Committee shall charge the sum of such debits to the Company Stock Fund and/or other investment fund(s) within such Savings Account in such manner as the Participant designates in writing; provided however, if the Participant fails to make such a written designation, the Committee shall charge the sum of such debits to the investment fund to be determined by the Committee.

     (b) Hardship Distributions.  Distribution of Savings Contributions (and any
         ----------------------
earnings credited to a Participant's Account as of the end of the last Plan Year ending before July 1, 1989), Employer Qualified Non-Elective Contributions, and Employer Qualified Matching Contributions made pursuant to a Participant's Savings Contributions, may be made to a Participant in the event of hardship. For the purposes of this Section, a hardship distribution is defined as a distribution necessary to satisfy an immediate and heavy financial need of an Employee who lacks other available resources. Hardship distributions are subject to the spousal consent requirements contained in Code Sections 401(a)(11) and 417.

          (i) A distribution will be considered to satisfy an immediate and heavy need of an Employee if the distribution is for:

               (A) expenses incurred for or necessary to obtain medical care, described in Code Section 213(d), of the Employee, the Employee's spouse, children, or dependents;

               (B) costs directly related to the purchase, excluding mortgage payments, of a principal residence for the Employee;

               (C) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Employee, the Employee's spouse, children or dependents; or

               (D) payment necessary to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.

          (ii) A distribution will be considered necessary to satisfy an immediate and heavy financial need of an Employee who lacks other available resources only if:

               (A) the Employee has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer; and

               (B) the distribution is not in excess of the amount of an immediate and heavy financial need, including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.

          (iii)  In addition to the conditions above:

               (A) each plan maintained by the Employer or a legally enforceable arrangement provide that the Savings Contributions and any Employee Contributions will be suspended for twelve (12) months after the receipt of the hardship distribution; and

               (B) each plan maintained by the Employer or a legally enforceable arrangement prohibit the Employee from making Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code
                    Section 402(g) for such taxable year less the amount of such Employee's Elective Deferrals for the taxable year of the hardship distribution.

               (C) any hardship withdrawal to a Participant made pursuant to this Section shall be increased by an amount equal to the lesser of:

                    (1) all federal, state, and local income taxes and associated penalties (including, if applicable, the additional income tax described in Section 72(t) of the Internal Revenue Code) imposed with respect to such hardship withdrawal; or

                    (2) the amount, if any, in such Participant's Elective Deferrals Account in excess of such hardship withdrawal.

     (c) Employer Contribution Accounts, Incentive Accounts and Rollover
         ---------------------------------------------------------------
Accounts.  No in-service withdrawals shall be permitted from a Participant's
- --------
Employer Contribution Account or Rollover Account and, EFFECTIVE JANUARY 1, 1988, Incentive Accounts.

     (d) One-Year Suspension from Participation.  In the event that, in the
         --------------------------------------
aggregate, twenty percent (20%) or more of the Company Stock held by the Trust is, or, after the withdrawal in question, will be, beneficially owned, for purposes of section 16 of the Securities Exchange Act of 1934, by officers and directors of the Company and persons who are beneficial owners of 10% or more of the outstanding Company Stock, any Participant who shall elect to make an in-service withdrawal pursuant to Section 10.1(a) shall be ineligible to participate in the Plan until the next Entrance Date following the twelve (12) month period commencing upon the date of such withdrawal.

     Section 10.2.  Loans to Participants.
     ------------   ---------------------

     EFFECTIVE SEPTEMBER 1, 1994, the Committee may authorize a loan to the Participants and to any Former Participant who is a "party-in-interest" (as defined in ERISA Section 3(14)) who makes application therefor, of amounts credited to the Participant's Accounts. Provided, however, that no portion of
                                         --------  -------
the Annuity-Restricted Account (as defined in Section 11.2) shall be available for a loan. Each such loan shall be subject to the following provisions:

     (a) The amount of any loan, when added to the outstanding balance of all other loans to the Participant or Former Participant under this Plan shall not exceed the lesser of:

          (1) $50,000, reduced by the excess (if any) of (i) the highest outstanding balance of loans to the Participant or Former Participant from the Plan and all related plans during the one year period ending on the day before the date the loan is made, over (ii) the outstanding balance of loans to the Participant or Former Participant from the Plan and all related plans on the date the loan is made; and

          (2) 50% of the amount in which the Participant would have a vested interest in the event his Separation from Service was to occur on the date the loan is made.

     For purposes of this Section, a related plan is any "qualified employer plan", as defined in Code Section 72(p)(3), sponsored by the Employers or any related employer, determined according to Code Section 72(p)(2)(C).

     (b) Each loan shall be evidenced by a promissory note payable to the order of the Plan. Each loan shall be adequately secured as determined by the Committee. A loan shall be considered adequately secured if the amount of the loan at the date the loan is granted does not exceed one-half of the amount in which the Participant would have a vested interest in the event of his Separation from Service.

     (c) The Committee shall determine the rate of interest to be paid with respect to each loan, which shall be a reasonable rate of interest within the meaning of Code Section 4975 and which is determined in accordance with the requirements of Section 408 of ERISA and the regulations promulgated thereunder.

     (d) Each such loan shall provide for the repayment of principal and accrued interest in substantially level amortized payments payable not less frequently than quarterly through payroll deduction payments.

     (e) Each loan shall extend for a stated period determined by agreement of the Participant and the Committee, not exceeding five years. The limitation in the preceding sentence shall not apply to any loan designated by the Committee as a home loan. For purposes of this Section 10.2, a "home loan" is a loan used to acquire any dwelling unit which within a reasonable time is to be used as the principal residence of the Participant. A home loan shall not exceed ten (10) years.

     (f) If a loan to a Participant is outstanding on the date a distribution is to be made from the Plan with respect to a portion of the Participant's Accounts represented by the loan, the balance of the loan, or a portion thereof equal to the amount to be distributed, if less, shall on such date become due and payable; provided that if the Participant is a party-in-interest (as defined in ERISA Section 3(14), such loan shall not become due and payable if renegotiated on terms acceptable to the Committee. The portion of the loan due and payable shall be satisfied by offsetting such amount against the amount to be distributed to the Participant. Alternatively, the Committee may in its discretion direct that the portion of the Participant's Accounts equal to the outstanding loan balance be distributed in kind by distribution of the Participant's note.

     (g) If a loan to a Participant is outstanding at the time of the Participant's death, and if the loan is not repaid by the Participant's executor or administrator, the note shall be distributed in kind to the Participant's Beneficiary.

     (h) If a Participant fails to pay interest or principal on an outstanding loan when due, his Account from which the loan was made shall, at the direction of the Committee, be reduced by the unpaid amount if a withdrawal would be permitted from said Account pursuant to Article 6. The Participant shall be treated as having received such a distribution and shall receive credit under the promissory note for the delinquent payment accordingly. If the Committee does not take such action, the Committee shall take whatever steps (including legal action) it deems necessary to collect the unpaid amount.

     (i) In accordance with the foregoing standards and requirements, loans shall be available to all Participants on a reasonably equivalent basis. A Participant shall only be entitled to have one (1) loan in effect at the same time. Each loan must be in a minimum amount of $1,000.

     (j) All loans shall be governed by such rules and regulations as the Committee may adopt which rules and regulations are hereby incorporated by reference, and applications for loans shall be made on such forms as the Committee may provide for such purpose. The Committee shall cause to be furnished to any Participant receiving a loan any information required to be furnished pursuant to the Federal Truth in Lending Act, if applicable, or pursuant to any other applicable law.

     (k) The portion of a Participant's Accounts represented by the outstanding loan principal shall be segregated and shall not share in the income or losses of the Plan. In lieu of sharing in such income or losses, the Participant's Accounts shall be credited with all interest paid by the Participant on the loan. The Trustee may charge to the Participant's Accounts any expenses attributable to the loan.

     (l) The investment funds held for a Participant's Accounts that are to be liquidated to provide cash equal to the loan principal shall be selected by the Committee in the order of priority established by such rules as the Committee may adopt.

                                 * * * * * * *

                                 ARTICLE ELEVEN
                                 --------------

                               METHODS OF PAYMENT
                               ------------------


     Section 11.1.  Participant Election.
     ------------   --------------------

     (a) EFFECTIVE OCTOBER 1, 1987 THROUGH DECEMBER 31, 1988, subject to the provisions of Section 6.3(c) and this Article 11, 60 days after the close of the Plan Year in which a Participant, Former Participant or Beneficiary becomes entitled to a distribution pursuant to Sections 6.1 or 6.2, the Committee shall direct by written notice as provided in Article 9 that such distribution shall be made to the Participant, Former Participant or his Beneficiary through a single lump-sum distribution in Company Stock and cash in lieu of fractional shares from any account invested in the Company Stock Fund and in cash from any account invested in the other investment fund(s).

     EFFECTIVE JANUARY 1, 1989, THE FOLLOWING PROVISIONS SHALL APPLY:

     (a) (i) Subject to the provisions of this Article 11, upon the Retirement or Disability of a Participant, or the death of a Participant or former Participant, distribution of amounts to which a Participant, former Participant or Beneficiary became entitled pursuant to Section
          6.1 of the Plan shall commence as soon as practicable following the event which caused entitlement to a distribution, and shall be completed as soon as reasonably possible following the end of the Plan Year in which the Participant or Former Participant Retired, became Disabled or died, and in no event later than sixty (60) days after the end of such Plan Year.

          (ii) Subject to the provisions of this Article 11, distribution of amounts to which a Participant becomes entitled pursuant to Section
          6.2 and 6.3(c) of the Plan shall be completed as soon as practicable following the end of the Plan Year in which the event occurred which caused entitlement to a distribution, and in no event later than sixty
          (60) days after the end of such Plan Year.

          (iii)  The Committee shall direct by written notice as provided in
          Article 9 that distributions shall be made in a lump sum distribution in Company Stock (and cash in lieu of fractional shares) from any account balances invested in the Company Stock Fund and in cash from any account balances invested in the other investment fund(s).

     (b) An amount to which a Participant, Former Participant or Beneficiary is entitled pursuant to Section 6.4(b) shall be paid in cash to such Participant, Former Participant or Beneficiary within 30 days after the determination of such amount or, if later, the date a payment is made to such Participant, Former Participant or Beneficiary under Section 11.1(a).

     (c) Notwithstanding anything to the contrary herein contained, unless a Participant or Former Participant has attained age sixty-five (65), if the value of the vested interest in his Accounts exceeds $3,500, no distribution may be made to such Participant or Former Participant without his express written consent.

     (d) Notwithstanding anything to the contrary herein contained, a Participant's benefits will in all events be paid in a lump sum as of the end of the Plan Year in which such Participant terminates employment if the total value of his vested interest in his Accounts is less than or equals $3,500.

     (e) No officer or director of the Company or beneficial owner of 10% or more of the outstanding Company Stock shall receive a distribution from an account invested in the Company Stock Fund unless and until the Plan is approved by the shareholders of the Company in accordance with Securities and Exchange

Commission Rule 16b-3.

       Section 11.2.  Joint and Survivor Annuity.
       ------------   --------------------------

     (a) Notwithstanding any provision of the Plan to the contrary, if any portion of a Participant's Rollover Account or W & B Plan Rollover Account represents a transfer of assets, directly or indirectly, from a defined benefit plan, or from a defined contribution plan that is either subject to the funding standards of Code Section 412 or otherwise subject to the requirements of Code
Section 401(a)(11)(A), such portion (referred to in this Article 11 as the "Annuity-Restricted Account") shall, if the Participant does not die before the Annuity Starting Date, be distributed in the form of a qualified joint and survivor annuity in the absence of a qualified waiver under Section 11.3, or except as otherwise provided in Section 6.3(c). For purposes of this paragraph, Annuity Starting Date means the first day of the first period for which an amount is payable as an annuity, or, in the case of the benefit not payable in the form of an annuity, the first day on which all events have occurred which entitled the participant to such benefit.

     The qualified joint and survivor annuity shall be purchased with the total amount (as determined under Article 11) credited to the Participant's Annuity-Restricted Account subject to this Section 11.2.

     (b) Notwithstanding any provision of the Plan to the contrary, in the case of any Participant who dies before distribution of his benefits under the Plan has commenced, a qualified preretirement survivor annuity shall be payable from the Annuity-Restricted Account (as determined under Article 11) to the Spouse of the Participant in the absence of a qualified waiver under Section 11.3, or except as otherwise provided in Section 6.3(c).

     Section 11.3.  Joint and Survivor Annuity Requirements.
     ------------   ---------------------------------------

     The provisions of this Section shall apply to any Participant who is credited with at least one (1) Hour of Service with the Employer on or after August 23, 1984. The provisions of this Section shall apply to all vested benefits of the Participant, whether the Participant became vested in the benefit before or after death, which are payable under the Plan, including any proceeds from Contracts owned by the Plan.

     (a) Qualified Joint and Survivor Annuity.  Unless an optional form of
         ------------------------------------
benefit is selected pursuant to a Qualified Election within the ninety (90) day period ending on the Annuity Starting Date, a married Participant's Nonforfeitable Account Balance will be paid in the normal form of a Qualified Joint and Survivor Annuity, defined in Section 11.3(c)(vi), and an unmarried Participant's Nonforfeitable Account Balance will be paid in the normal form of an immediate life annuity. The Participant may elect to have the annuity distributed upon attainment of the Earliest Retirement Age under the Plan. A Participant shall be considered vested even if the Participant is only vested in Employee Contributions. For purposes of satisfying the Qualified Joint and Survivor Annuity requirements, Account Balances shall mean benefits derived from both Employee and Employer Contributions.

     (b) Qualified Preretirement Survivor Annuity.  Unless an optional form of
         ----------------------------------------
benefit has been selected within the Election Period pursuant to a Qualified Election, if a Participant dies before the Annuity Starting Date, then the Participant's Nonforfeitable Account Balance shall be applied toward the purchase of a Qualified Preretirement Survivor Annuity, defined in Section 11.3(c)(vii). The Surviving Spouse may elect to commence payment of the Qualified Preretirement Survivor Annuity within a reasonable period after the Participant's death. For purposes of this Section 11.3(b), the amount of the Qualified Preretirement Survivor Annuity attributable to Employee Contributions shall not be an amount in excess of the ratio of Employee and Employer Contributions. In determining the value of the Qualified Preretirement Survivor Annuity, any portion of a Participant's Individual Account which is pledged as collateral to secure payment of a Plan Participant loan shall be included in the Nonforfeitable Account Balance.

     (c)  Definitions
          -----------

          (i)  Annuity Starting Date means the first day of the first period for
               ---------------------
               which an amount is paid as an annuity or any other form.

          (ii) Election Period means the period which begins on the first day of
               ---------------
               the Plan Year in which the Participant attains age thirty-five
               (35) years and ends on the date of the Participant's death. If a Participant separates from Service prior to the first day of the Plan Year in which the Participant attains age thirty-five (35) years, for the Account Balance as of the date of separation, the Election Period shall begin on the date of separation. A Participant who will not yet attain age thirty-five (35) years as of the end of any current Plan Year may make a Special Qualified Election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of the election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35) years. The election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under Section 11.3(d). Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five (35) years. Any new waiver on or after the date shall be subject to the full requirements of this Article.

          (iii)  Earliest Retirement Age means the earliest date on which, under
                 -----------------------
               the Plan, the Participant could elect to receive retirement benefits.

          (iv) Nonforfeitable Account Balance means the aggregate value of the
               ------------------------------
               Participant's Nonforfeitable Account Balance derived from Employer and Employee Contributions, including rollovers, whether vested before or upon death, including the proceeds of Contracts, if any, on the Participant's life. The provisions of this Article shall apply to a Participant who is vested in amounts attributable to Employer Contributions, Employee Contributions, or both, at the time of death or distribution.

          (v)  Qualified Election means a waiver of a Qualified Joint and
               ------------------
               Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless:

               (A) the Participant's Spouse to whom the Survivor Annuity or Preretirement Survivor Annuity is payable consents in writing to the waiver election;

               (B) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries;

               (C) the Spouse is the Participant's sole primary Beneficiary, the Spouse consents to the Participant's Beneficiary designation or consents to any change in the Participant's Beneficiary designation without any further spousal consent;

               (D) the Spouse's consent acknowledges the effect of the election; and

               (E) the Spouse's consent is witnessed by a Plan representative or notary public.

               (F) Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment and the Spouse consents to the form of payment designated by the Participant or consents to any change in that designated form of payment without any further spousal consent.

               Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a Plan representative that written consent may not be obtained because there is no Spouse, or the Spouse cannot be located, a waiver will be deemed a Qualified Election. If the Spouse is legally incompetent to give consent, the Spouse's legal guardian, even if the guardian is the Participant, may give consent. Also, if the Participant is legally separated or the Participant has been abandoned (within the meaning of local law) and the Participant has a court order to such effect, spousal consent is not required unless a Qualified Domestic Relations Order described in Code Section 414(p) provides otherwise. Any consent obtained under this provision, or establishment that the consent of a Spouse may not be obtained, shall be effective only with respect to the Spouse who signs the consent, or in the event of a deemed Qualified Election, the designated spouse. A consent that permits designations by the Participant without any requirement of further consent by the Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of the rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 11.3(d). After the Participant's death, a Beneficiary may change the optional form of survivor benefit as permitted by the Plan.

          (vi) Qualified Joint and Survivor Annuity means, in the case of a
               ------------------------------------
               married Participant who does not die before the Annuity Starting Date, an immediate annuity for the life of the Participant with a Survivor Annuity for the life of the Spouse which is equal to fifty percent (50%) of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse and which is the amount of benefit which can be purchased with the Participant's Nonforfeitable Account Balance. In the case of an unmarried Participant who does not die before the Annuity Starting Date, the Qualified Joint and Survivor Annuity requirement means an annuity for the life of the Participant which is the amount of benefit which can be purchased with the Participant's Nonforfeitable Account Balance.

          (vii)  Qualified Preretirement Survivor Annuity means an annuity for
                 ----------------------------------------
               the life of the Participant's Spouse, the payments under which shall be equal to the amount of benefit which can be purchased with the Nonforfeitable Account Balance of the Participant. The Participant's Surviving Spouse will receive the same benefit that would be payable if the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before the Participant's date of death.

          (viii)  Spouse, Surviving Spouse means the Spouse or Surviving Spouse
                  ------------------------
               of the Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse and a current spouse will not be treated as the Spouse or Surviving Spouse to the extent provided under a Qualified Domestic Relations Order described in Code Section 414(p).

     (d)  Notice Requirements
          -------------------

          (i) For a Qualified Joint and Survivor Annuity described in Section 11.3(c)(vi), the Administrator shall provide, no less than thirty
               (30) days and no more than ninety (90) days prior to the Annuity Starting Date, to each Participant a written explanation of:

               (A) the terms and conditions of a Qualified Joint and Survivor Annuity;

               (B) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit;

               (C)  the rights of a Participant's Spouse; and

               (D) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

          (ii) For a Qualified Preretirement Survivor Annuity described in
               Section 11.3(c)(vii), the Administrator shall provide, within the applicable notice period for the Participant, to each Participant a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner comparable to the explanation provided for meeting the requirements of Section 11.3(d)(i) applicable to a Qualified Joint and Survivor Annuity.

               The applicable notice period for the waiver of the Qualified Preretirement Survivor Annuity is whichever of the following periods ends last:

               (A) the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) years and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35) years;

               (B) a reasonable period ending after the individual becomes a Participant;

               (C) a reasonable period ending after Section 11.3(d)(iii) ceases to apply to the Participant; or

               (D) a reasonable period ending after this Article first applies to the Participant.

               Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from Service in the case of a Participant who separates from Service before attaining age thirty-five (35) years.

               For purposes of applying the preceding paragraph, a reasonable period ending after the events described in (B), (C) and (D) is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs and ending one (1) year after that date. In the case of a Participant who separates from Service before the Plan Year in which the Participant attains age thirty-five (35) years, notice shall be provided within the two
               (2) year period beginning one (1) year prior to separation and ending one (1) year after separation. If the Participant thereafter returns to employment with the Employer, the applicable period for the Participant shall be redetermined.

               If a Participant enters the Plan after the first day of the Plan Year in which the Participant attained age thirty-two (32) years, the Administrator shall provide notice no later than the close of the second Plan Year succeeding the entry of the Participant in the Plan.

          (iii) Notwithstanding the other requirements of this Section 11.3(d), the respective notices prescribed by this Section shall be given to a Participant even if the Plan fully subsidizes the costs of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity. For purposes of this Section 11.3(d), a plan fully subsidizes the costs of a benefit if under the plan the failure to waive the benefit by a Participant would not result in a decrease in any plan benefit with respect to the Participant and would not result in increased contributions from the Participant.

     (e) Profit Sharing Plan Exception.  This Plan is a profit sharing plan and
         -----------------------------
the provisions of this Section 11.3 apply only to a Participant described in
Section 11.2 and this Section. The preceding provisions of this Section 11.3 do not apply to any Participant in the Plan except:

          (i)  a Participant described in Section 11.2;

          (ii) a Participant as respects whom the Plan is a direct or indirect transferee from a plan subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417 and the Plan received the transfer after December 31, 1984, unless the transfer is an Elective Transfer;

          (iii) a Participant who elects a life annuity distribution (if the Plan is required to provide a life annuity distribution option); and

          (iv) a Participant whose benefits under a defined benefit plan maintained by the Employer are offset by benefits provided under this Plan.

     Section 11.4.  Notice and Explanation to Participants.  The Committee shall
     ------------   --------------------------------------
provide each Participant who has an Annuity-Restricted Account within a reasonable period of time prior to the commencement of benefits under the Plan a written explanation setting forth the provisions of Section 11.3.

     Section 11.5.  Direct Rollover Optional Form of Benefit.
     ------------   ----------------------------------------

     (a) Direct Rollover.  This Section applies to distributions made on or
         ---------------
after JANUARY 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     (b)  Definitions
          -----------

          (i)  Eligible Rollover Distribution.  An eligible rollover
               ------------------------------
               distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under
               Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer Securities).

          (ii) Eligible Retirement Plan.  An eligible retirement plan is an
               ------------------------
               individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (iii)  Distributee.  A distributee includes an employee or former
                 -----------
               employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (iv) Direct Rollover.  A direct rollover is a payment by the plan to
               ---------------
               the eligible retirement plan specified by the distributee.

     Section 11.6.  Election to Defer Receipt of Benefits.  Notwithstanding the
     ------------   -------------------------------------
foregoing, a Participant who leaves the employment of the Employer before his or her Normal Retirement Date or Early Retirement Date may elect to leave his or her Nonforfeitable Account Balance under the management of the Trustee until Normal Retirement Date or Early Retirement Date. The Trustee shall invest and reinvest and shall credit and charge the Individual Account with its proportionate share of gains and losses of the Trust Fund pursuant to Article 5 until the Nonforfeitable Account Balance is paid out to the Former Participant under this Article. Any election made under this Section shall be irrevocable and shall be made no later than fourteen (14) days before the electing Participant becomes entitled to receive his or her Nonforfeitable Account Balance in the Plan. Notwithstanding the foregoing, a Participant who has elected to leave his or her Nonforfeitable Account Balance under the management of the Trustee may later elect to have the Account Balance transferred to any pension or profit sharing plan maintained by another Employer in which the Participant has, at the time of the later election, become a participant under the transferee plan.

     Section 11.7.  Election of Form of Payment of Benefits
     ------------   ---------------------------------------

     (a) The Participant, Former Participant, or Beneficiary shall elect the form or forms of payment of benefits permitted in Section 11.1 which the Committee and Trustee shall implement. Not earlier than ninety (90) days, but not later than thirty (30) days, before the Participant's Annuity Starting Date, the Committee must provide a benefit notice to a Participant who is eligible to make an election under this Section. The Participant's Annuity Starting Date means the first day of the first period for which an amount is paid as an annuity or any other form. The benefit notice must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant's right to defer distribution until he or she attains the later of Normal Retirement Age or age 62.

     (b) This subparagraph (b) applies to all distributions made on or after JANUARY 1, 1993. If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than thirty (30) days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

          (i) the Plan Administrator clearly informs the Participant that he or she has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

          (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

     (c) If a Participant, Former Participant, or Beneficiary makes an election prescribed by this Section, the Committee will direct the Trustee to distribute the Participant's Nonforfeitable Account Balance pursuant to that election. Any election under this Section is subject to the mandatory distribution requirements of Sections 11.9 and 8.3 and the survivor annuity requirements of
Section 11.3, if applicable. The Participant, Former Participant or Beneficiary must make an election under this Section by filing an election form with the Committee at any time before the Trustee otherwise would commence to pay a Participant's Account Balance under the applicable requirements of Articles 6, 8 and 11.

       Section 11.8.  Limit on Commencement of Distribution.
       ------------   -------------------------------------

     (a) (1) Unless both the Employer and the Participant or Former Participant agree otherwise, the payment of benefits to which a Participant, Former Participant or Beneficiary is entitled shall in no event commence later than the latest of the following dates:

               (A) the 60th day after the close of the Plan Year in which such Participant or Former Participant attains his Normal Retirement Date;

               (B) the 60th day after the close of the Plan Year in which occurs the date 10 years after the date such Participant or Former Participant first commenced participation in the Plan; or

               (C) the 60th day after the close of the Plan Year in which such Participant or Former Participant terminates his employment with all Employers.

          (2) If payment does not commence earlier under Section 11.6(a)(1), the payment of benefits to which a Participant, Former Participant or Beneficiary is entitled will be distributed or commence to be distributed to him not later than the first day of April following the calendar year in which he attains age 70-1/2.

     (b) Death Distribution Provisions.  Upon the death of the Participant (or
         -----------------------------
Former Participant), the following distribution provisions shall take effect:

          (1) If the Participant dies after distribution of his Accounts have commenced, the remaining portion of such Accounts will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

          (2) If the Participant dies before distribution of his Accounts have commenced, and the value of the Participant's vested account balance in his Accounts is not greater than $3,500, the Beneficiary shall receive a distribution of the value of his entire vested account balance, and the nonvested portion will be treated as a forfeiture.

          (3) If the Participant dies before distribution of his Accounts have commenced, and the value of his vested account balance in his Accounts is greater than $3,500, the Participant's entire Accounts (to the extent vested) will be distributed no later than five years after the Participant's death.

     Section 11.9.  Mandatory Distribution of Retirement Benefits.   The
     ------------   ---------------------------------------------
Committee may not direct the Trustee to distribute the Participant's Nonforfeitable Account Balance, nor may the Participant elect to make the Trustee distribute the Nonforfeitable Account Balance under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code Section

401(a)(9) and the applicable Treasury regulations.

     (a)  Limits on Distribution Periods.  As of the first Distribution Calendar
          ------------------------------
          Year, distributions, if not made in a lump sum, may only be made over one of the following periods or a combination of such periods:

          (i)  the life of the Participant;

          (ii) the life of the Participant and a Designated Beneficiary, subject to the requirements of Code Section 401(a)(9) and the applicable Treasury regulations;

          (iii) a period certain not extending beyond the life expectancy of the Participant; or

          (iv) a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.

          Under no circumstances may a Participant elect payment of benefits in the form of an annuity. All distributions required under this Article shall be determined and made under Code Section 401(a)(9) and applicable Treasury regulations, including the minimum distribution incidental benefit requirements of Treasury Regulations Section 1.401(a)(9)-2. A mandatory distribution at the Participant's Required Beginning Date will be in lump sum unless the Participant, pursuant to this Article, makes a valid election to receive an alternative form of payment.

     (b)  Minimum Distribution Amounts
          ----------------------------

          (i)  Non-Lump Sum Distribution.  If the Participant's entire interest
               --------------------------
               will be distributed in other than a lump sum, then the minimum distribution for a calendar year equals the Participant's Nonforfeitable Account Balance as of the last Valuation Date preceding the beginning of the calendar year divided by the Participant's life expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his or her Designated Beneficiary, subject to the requirements of Code
               Section 401(a)(9) and the applicable Treasury regulations. The Committee will increase the Participant's Nonforfeitable Account Balance, as determined on the relevant Valuation Date, for Contributions or Forfeitures allocated after the Valuation Date and by December 31 of the Valuation Calendar Year, and will decrease the valuation by distributions made after the Valuation Date and by December 31 of the Valuation Calendar Year. For purposes of this valuation, the Committee will treat any portion of the minimum distribution for the first Distribution Calendar Year made after the close of that year as a distribution occurring in the first Distribution Calendar Year. Life expectancy and joint and last survivor expectancy must be computed by the use of the expected return multiples contained in
               Section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Participant, or Spouse in the case of distributions described in this Section 6.4(b), by the time distributions are required to begin, life expectancies shall be recalculated annually. The election shall be irrevocable for the Participant, or spouse, and shall apply to all subsequent years. The life expectancy of a non-spouse Beneficiary may not be recalculated.

          (ii) Non-Spouse Beneficiary.  If the Participant's spouse is not the
               ----------------------
               Designated Beneficiary, a method of payment to the Participant may not provide more than incidental benefits to the Beneficiary. The Plan must satisfy the minimum distribution incidental benefit ("MDIB") requirements in the applicable Treasury regulations under Code Section 401(a)(9) for distributions made on or after the Participant's Required Beginning Date and before the Participant's death. To satisfy the MDIB requirement, the Committee will compute the minimum distribution required by this
               Section 6.4(b) by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the Committee will compute the minimum distribution required by this Section 6.4(b) solely on the basis of the applicable life expectancy factor and will disregard the MDIB factor. For Plan Years beginning prior to January 1, 1989, the Plan satisfies the incidental benefits requirement if the distributions to the Participant satisfied the MDIB requirement or if the present value of the retirement benefits payable solely to the Participant is greater than fifty percent (50%) of the present value of the total benefits payable to the Participant and Beneficiaries. The Committee must determine whether benefits to the Beneficiary are incidental on the date the Trustee is to commence payment of the retirement benefits to the Participant, or on the date the Trustee redetermines the payment period to the Participant.

     (c)  Commencement of Benefits
          ------------------------

          (i)  General Rule.  The Trustee must distribute or begin to distribute
               ------------
               the entire interest of a Participant no later than the Participant's Required Beginning Date. The minimum distribution for the first Distribution Calendar Year is due by the Participant's Required Beginning Date. The minimum distribution for each subsequent Distribution Calendar Year, including the calendar year of the Participant's Required Beginning Date, is due by December 31 of that year. Except as provided in clause
               (ii), a Participant's Required Beginning Date is the April 1 following the close of the calendar year in which the Participant attains age seventy and one-half (70 1/2) years.

          (ii) Transitional Rule.  The Required Beginning Date of a Participant
               -----------------
               who attains age seventy and one-half (70 1/2) years before January 1, 1988, shall be determined under the following paragraphs (A) or (B):

               (A)  Other Than Five Percent Owners.  The Required Beginning Date
                    ------------------------------
                    of a Participant who is not a Five Percent Owner (as defined in (iii) below) is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age seventy and one-half (70 1/2) years occurs. The Required Beginning Date of a Participant who is not a Five Percent Owner, who attains age seventy and one-half (70 1/2) years during 1988 and who has not retired on January 1, 1989, is April 1, 1990.

               (B)  Five Percent Owners.  The Required Beginning Date of a
                    -------------------
                    Participant who is a Five Percent Owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                    (I) the calendar year in which the Participant attains age seventy and one-half (70 1/2) years; or

                    (II) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a Five Percent Owner, or the calendar year in which the Participant retires.

          (iii)  Five Percent Owner.  A Participant is treated as a Five Percent
                 -------------------
               Owner for purposes of this Section if the Participant is a Five Percent Owner as defined in Section 2.26(g)(iii) and Code Section 416(i) (determined under Code Section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which the owner attains age sixty-six and one-half (66 1/2) years or any subsequent Plan Year. Once distributions have begun to a Five Percent Owner under this Section, they must continue to be distributed, even if the Participant ceases to be a Five Percent Owner in a subsequent year.

     (d)  Definitions
          -----------

          (i)  Applicable Life Expectancy means the life expectancy (or joint
               --------------------------
               and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was calculated first. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year and, if life expectancy is being recalculated, the succeeding calendar year.

          (ii) Designated Beneficiary means the individual who is designated as
               ----------------------
               the Beneficiary under the Plan in accordance with Code Section 401(a)(9) and the applicable Treasury regulations.

          (iii)  Distribution Calendar Year means a calendar year for which a
                 --------------------------
               minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date.

          (iv) Participant's Nonforfeitable Account Balance means the account
               --------------------------------------------
               balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (Valuation Calendar Year), increased by the amount of any Contributions or Forfeitures allocated to the account balance as of the dates in the Valuation Calendar Year after the Valuation Date and decreased by distributions made in the Valuation Calendar Year after the Valuation Date. If any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

     Section 11.10.  Minority or Disability Payments.  During the minority or
     -------------   -------------------------------
disability of any person entitled to receive benefits hereunder, the Committee may direct the Trustee to make payments thereof to the guardian or other legal representative authorized under applicable law to receive property on behalf of such person. If permitted under applicable law, the Committee may direct such payments to be made directly to such person, to such person's spouse, to a relative of such person or to any individual or institution having custody of such person. If such applicable law does not permit payment of benefits to be made as provided above in this Section 11.9, then such payments shall be made in such manner, at such time, and to such person or entity as may be required or permitted under such applicable law. Except as may otherwise be provided by applicable law: (i) neither the Committee nor the Trustee shall be required to see to the application of any payments made under this Section 11.9; and (ii) the receipt of the payee shall be conclusive as to all interested parties.

     Section 11.11.  Unclaimed Benefits.  If at, after, or during the time when
     -------------   ------------------
a benefit hereunder is payable to any Participant, Former Participant or Beneficiary, the Committee, upon request of the Trustee, or at its own instance, mails by registered or certified mail to such Participant, Former Participant or Beneficiary at his last known address, a written demand for his then address, or for satisfactory evidence of his continued life, or both, and if such Participant, Former Participant, or Beneficiary shall fail to furnish the same to the Committee within two years from the mailing of such demand, then, unless otherwise required by applicable law, the Committee may, in its sole discretion, determine that such Participant, Former Participant or Beneficiary has forfeited his right to such benefit and may declare such benefit, or any unpaid portion thereof, terminated as if the death of the Participant, Former Participant or Beneficiary (with no surviving Beneficiary) had occurred on the date of the last payment made thereon or on the date such Participant, Former Participant or Beneficiary first became entitled to receive benefit payments, whichever is later. All such forfeitures shall be used to reduce future Employer Contributions, shall at all times remain Trust Assets, and in no event shall they escheat to any governmental unit under any escheat law. If such applicable law does not permit this disposition of unclaimed benefits then such unclaimed benefits shall be administered in such manner as may be required or permitted under such applicable law.


                                 * * * * * * *

                                 ARTICLE TWELVE
                                 --------------

                        ADOPTION BY OTHER ORGANIZATIONS
                        -------------------------------


     Section 12.1.  Procedure for Adoption.  Any corporation or other
     ------------   ----------------------
organization with employees, now in existence or hereafter formed or acquired, which is not already an Employer under the Plan and which is otherwise legally eligible, may, in the future, with the consent and approval of the Company and the Trustee by resolution or decision of its own board or governing authority, adopt the Plan and the Trust, for all or any classification of persons in its employment, and thereby, from and after the effective date specified in such resolution or decision, become an Employer. The adoption resolution or decision may contain such specified changes and variations in the terms and provisions of the Plan or the Trust Agreement as may be acceptable to the Company and the Trustee. The adoption resolution or decision shall become, as to such adopting organization and its Employees, a part of the Plan and the Trust Agreement. It shall not be necessary for the adopting organization to sign or execute the Plan or the Trust Agreement. The effective date of the Plan for any such adopting organization shall be that stated in the resolution or decision of adoption, and from and after such effective date such adopting organization shall assume all the rights, obligations, and liabilities of an Employer under the Plan and the Trust Agreement, and shall be included within the meaning of the term Employer. The administrative powers and control of the Company, as provided in the Plan and the Trust Agreement, including the right of amendment and of appointment and removal of the Committee, the Trustee, and their successors, shall be the sole right of the Company and shall not be diminished by reason of the participation of any such adopting organization. Any participating Employer may withdraw from the Plan and the Trust at any time without affecting other Employers not withdrawing, by complying with the provisions of the Plan and the Trust Agreement. Separate records shall be kept as to each Employer and its Employees.


                                 * * * * * * *

                                ARTICLE THIRTEEN
                                ----------------

                       AMENDMENT AND TERMINATION OF PLAN
                       ---------------------------------


     Section 13.1.  Amendment of the Plan.  The Company may, without the assent
     ------------   ---------------------
of any other party, make from time to time any amendment or amendments to the Plan which do not operate retroactively to reduce or divest the then vested interest in any Employer Contribution Account or to reduce or divest any benefit then payable hereunder unless all Participants, Former Participants, and Beneficiaries then having Employer Contribution Accounts or benefit payments affected thereby shall consent to such amendment or amendments. Notwithstanding anything to the contrary contained in the Plan, the provisions of the Plan which specify the amount, price, timing and criteria for allocation of Common Stock under the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder. Each such amendment shall be in writing, signed by a duly authorized officer of the Company and shall become effective as of the date specified therein. In addition, no such amendment shall (i) reduce the vested percentage of any Participant with respect to Employer contributions made either before or after the effective date of the amendment; (ii) eliminate or reduce an early retirement benefit or a retirement-type subsidy or eliminate an optional form of benefit with respect to benefits attributable to service before the amendment; or (iii) restrict the availability of an "alternate form of benefit" to a certain select group or classification of Participants or Beneficiaries which favor the "prohibited group," or restrict or deny a Participant through the withholding of consent or the exercise of discretion by some person or persons other than the Participant (and, where relevant, his Spouse) of an alternate form of benefit. For purposes of this Section 13.1, Plan provisions will be considered to favor the prohibited group if the group of Employees to whom the benefit is available does not satisfy either the 70% test of Code Section 410(b)(1)(A) or the nondiscriminatory classification test of Code Section 410(b)(1)(B). For purposes of this Section 13.1, an alternate form of benefit encompasses the different forms of benefit payment available under the Plan which provide that (a) a Participant's benefits under the Plan may be paid in more than one form, or (b) payment of a particular form of benefit may commence at some time earlier or later than the normal date for the commencement of such benefit.

     Section 13.2.  Right to Terminate.  An Employer may at any time terminate
     ------------   ------------------
the Plan with respect to its Employees, pursuant to resolution or decision of the Board of Directors or other governing authority of such terminating Employer. Upon termination with respect to an Employer, the Committee shall direct the Trustee to distribute the share of the Trust Assets allocable to the Employees of such Employer, as provided in Section 13.4. If the Plan is terminated with respect to fewer than all Employers, the Plan shall continue in effect for Employees of the remaining Employers.

     Section 13.3.  Consolidation or Merger.  Upon an Employer's liquidation,
     ------------   -----------------------
dissolution, bankruptcy, or insolvency, or upon its sale, consolidation or merger to or with another organization that is not an employer hereunder, in which such Employer is not the surviving company, the Plan will terminate insofar as that Employer is concerned unless the successor to that Employer assumes the duties and responsibilities of such Employer by adopting the Plan and Trust, by combining the Plan and Trust with an existing plan and trust of such successor with the consent and agreement of that Employer, or by the establishment of a separate plan and trust to which the Trust Assets held on behalf of the Employees of such Employer shall be transferred with the consent and agreement of that Employer. If the successor to an Employer is itself an Employer, such successor shall succeed to all the rights and duties under the Plan and Trust of the Employers involved.

     Section 13.4.  Liquidation of Trust Fund Upon Termination.
     ------------   ------------------------------------------

     (a) Upon a complete or partial termination of the Plan with respect to any Employer, the Employer Contribution Accounts of the Participants, Former Participants and Beneficiaries affected thereby shall become fully vested and nonforfeitable, and, subject to the restrictions of Section 13.4(b) below, the proportionate interests of such Participants, Former Participants and Beneficiaries in the Trust Assets, as determined by the Committee, shall be distributed as soon as practicable after provision is made for the expenses of administration, termination and liquidation. Distributions due to termination of the Plan will be made in accordance with the methods of distribution provided for in the Plan.

     (b) However, notwithstanding anything to the contrary above, a Participant's Accounts shall not be distributed before the first to occur of the following events:

          (1)  Retirement;

          (2)  death;

          (3)  Disability;

          (4)  termination of employment;

          (5)  attainment of age 59-1/2;

          (6) with respect to a Participant's Savings Account only, incurring of a hardship (as defined in Section 10.2);

          (7) the termination of the Plan, provided that neither the Employer nor an Affiliated Employer maintains a successor plan;

          (8) the sale, to an entity that is not an Affiliated Employer, of substantially all of the assets used by the Employer in the trade or business in which the Participant is employed; or

          (9) the sale, to an entity that is not an Affiliated Employer, of an incorporated Affiliated Employer's interest in a subsidiary in which the Participant is employed.

For purposes of this Section 13.4(b), the term "Affiliated Employer" shall mean the Employers and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes an Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with an Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes an Employer; and any other entity required to be aggregated with an Employer pursuant to regulations under Section 414(o) of the Code.

     Section 13.5.  Permanent Discontinuance of Contributions.  Upon a permanent
     ------------   -----------------------------------------
discontinuance of contributions with respect to any Employer, the Employer Contribution Accounts shall become fully vested and nonforfeitable and, unless such Employer provides by appropriate resolution that the Plan and Trust will continue for the purpose of holding, investing, and distributing Trust Assets pursuant to other provisions of the Plan and Trust Agreement, the proportionate interest of the Participants, Former Participants and Beneficiaries of such Employer in the Trust Assets, as determined by the Committee, shall be distributed (subject to the restrictions of Section 13.4(b)) as soon as practicable after provision is made for the expenses of administration, termination and liquidation.

     Section 13.6.  Consolidation or Merger of Plan.  In the event that the Plan
     ------------   -------------------------------
is merged or consolidated with any other plan, or in the event that any assets or liabilities of the Plan are transferred to any other plan, the benefit any Participant, Former Participant or Beneficiary under the Plan would be entitled to receive if such other plan were terminated immediately after such merger, consolidation, or transfer shall be equal to or greater than the benefit such Participant, Former Participant or Beneficiary would be entitled to receive if the Plan terminated immediately before such merger, consolidation, or transfer.



                                 * * * * * * *

                                ARTICLE FOURTEEN
                                ----------------

                               GENERAL PROVISIONS
                               ------------------


     Section 14.1.  Non-Guarantee of Employment.  Nothing contained in the Plan
     ------------   ---------------------------
or Trust Agreement shall be construed as a contract of employment between any person and an Employer (or an entity referred to in section 2.3), as a right of any person to be continued in the employment of an Employer (or such entity), or as a limitation of the right of an Employer (or such entity) to discharge any person, with or without cause.

     Section 14.2.  Manner of Payment.  Subject to the provisions of Sections
     ------------   -----------------
11.7 and 11.8, wherever and whenever it is herein provided for payments or distributions to be made, said payments or distributions shall be made directly into the hands of the Participant, Former Participant, Beneficiary, or their respective administrators, executors, or guardians, as the case may be. Deposit to the credit of any such person in any bank or trust company selected by such person shall be deemed to be payment into his hands.

     Section 14.3.  Nonalienation of Benefits.  Except as otherwise provided
     ------------   -------------------------
below in this Section 14.3, interests of Participants, Former Participants and Beneficiaries under the Plan and benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, disposition, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any liability for alimony or other payments for property settlement or support of a Spouse or former Spouse, or for any other relative of the Participant, Former Participant or Beneficiary, but excluding devolution by death or mental incompetency, prior to actually being received by the person entitled to the benefits under the terms of the Plan; any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void; the Trust Assets shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

     Notwithstanding anything to the contrary above, however, if the Committee determines that a domestic relations order is a "qualified domestic relations order" as defined in Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), benefits shall be payable in accordance with the applicable requirements of any such order and in accordance with the requirements of Section 206(d)(3) of ERISA. To the extent of any conflict between the terms of any such order and the term.s of ERISA Section 206(d)(i, the latter shall control in all respects.

     Section 14.4.  Titles for Convenience Only.  Titles of the Articles,
     ------------   ---------------------------
Sections and Subsections hereof are for convenience only and shall not be considered in construing the Plan.

     Section 14.5.  Governing Law.  Except as may otherwise be required by
     ------------   -------------
applicable federal law, the Plan and each of its provisions shall be construed and their validity determined by the laws of the State of Texas.

     Section 14.6.  Contributions Contingent Upon Approval.  The Plan and Trust
     ------------   --------------------------------------
are designed to qualify under Sections 401(a) and 501(a) of the Code. Anything contained herein to the contrary notwithstanding, if a determination letter is issued by the District Director of Internal Revenue to the effect that the Plan and Trust do not meet the requirements of Sections 401(a) and 501(a) of the Code, each Employer shall be entitled at its option to withdraw all contributions made by such Employer for any period during which the Plan and Trust are determined not to have met such requirements, in which event the Plan and Trust shall then terminate and all rights of Participants, Former Participants and Beneficiaries with respect to such Employer's contributions shall cease. If a deduction for any Employer contribution is not allowable under Section 404 of the Code, the applicable Employer at its option will be entitled to withdraw such contribution to the extent that a deduction was not allowable.

     Section 14.7.  Payment of Expense.  Except as otherwise specifically
     ------------   ------------------
provided herein, all expenses incident to the administration, termination, or protection of the Plan and Trust, including but not limited to, actuarial, legal, accounting, and Trustee fees, may be paid by the Company, which may require reimbursement from the other Employers for their pro rata shares, of it not paid by the Company (which payment is not obligatory), shall be paid by the Trustee from the Trust Assets, but no amount paid pursuant to Section 16.9 or Subsection 14.9(d) shall be paid, directly or indirectly, from the Trust Assets.

     Section 14.8.  Rights to Trust Assets.  No Participant, Former Participant
     ------------   ----------------------
or Beneficiary shall have any right to, or interest in, any Trust Assets upon termination of his employment or otherwise, except as provided from time to time under the Plan, and then only to the extent of the benefits payable to such Participant, Former Participant or Beneficiary out of the Trust Asset. All payments of benefits as provided for in the Plan shall be made solely out of the Trust Assets and, except as may otherwise be provided by applicable law, neither the boards of Directors of the Employers, the Employers, the Trustee, nor the Committee shall be liable therefor in any manner.

     Section 14.9.  Disclaimer of Liability.  Except as otherwise provided
     ------------   -----------------------
herein or under Sections 404 through 409 of ERISA (to the extent applicable):

     (a) Neither the Board of Directors of the Employers, the Employers, the Trustee, nor the Committee guarantees the Trust Assets or other Assets of the Plan in any manner against loss or depreciation, and they shall not be liable for any act or failure to act which is made in good faith pursuant to the provisions of the Plan and Trust Agreement.

     (b) The Board of Directors of the Employers and the Employers shall not be responsible for any act or failure to act of the Committee of the Trustee.

     (c) The Committee shall not be responsible for any act or failure to act of the Board of Directors of the Employers, the Employers, or the Trustee.

     (d) Each Employer shall indemnify each member of its Board of Directors against any liability or losses sustained by such member by reason of any act or failure to act relating to the Plan or Trust in his capacity as such member if such act or failure to act is in good faith and does not constitute willful misconduct. Such indemnification shall include attorney's fees and other costs and expenses reasonably incurred by such member in defense of any action brought against him by reason of any such act or failure to act.

     Section 14.10.  Persons May Serve in More than One Capacity.  A person may
     -------------   -------------------------------------------
serve both as a member of secretary of the Committee and as a Trustee hereunder. A person serving as a member of the Board of Directors or as an officer of an Employer may serve as a member or secretary of the Committee or as a Trustee, or both, hereunder.

     Section 14.11.  Construction.  The masculine gender, where appearing in the
     -------------   ------------
Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. The words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan, not to any particular provision, section, or subsection, and words used in the singular or the plural may be construed as though in the plural or singular where they would so apply.

     Section 14.12.  Counterparts.  The Plan may be executed in any number of
     -------------   ------------
counterparts, each of which shall be considered an original, and only one such counterpart need be produced.

     Section 14.13.  No Involuntary Retirement Because of Age.  Notwithstanding
     -------------   ----------------------------------------
the provisions hereof defining Normal Retirement Date and Retirement, nor any other provision hereof, nothing contained in the Plan or Trust Agreement shall be construed to require or permit the involuntary retirement of any Employee solely because of age.


                                 * * * * * * *

                                ARTICLE FIFTEEN
                                ---------------

                              TOP HEAVY PROVISIONS
                              --------------------


     Section 15.1.  Application.  This Article shall apply for any Plan Year
     ------------   -----------
beginning with the first Plan Year in which the Plan is determined to be top-heavy.

     Section 15.2.  Top-Heavy Plan Status/Super Top-Heavy Plan Status.  This
     ------------   -------------------------------------------------
Plan shall be a Top-Heavy Plan in any Plan Year in which, as of the Determination Date, (a) the Present Value of Accrued Benefits of Key Employees, or (b) the sum of the Aggregate Accounts of Key Employees of any plan of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits or Aggregate Accounts of all Participants under this Plan and any plan of an Aggregation Group.

     If any Participant is a Non-Key Employee for any Plan Year, but the Participant was a Key Employee for any prior Plan Year, the Participant's Aggregate Account balance shall not be taken into account in determining whether this Plan is a Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group) as further defined in Code Section 416(g) and the applicable Treasury regulations.

     This Plan shall be a Super Top-Heavy Plan for any Plan Year in which, as of the Determination Date, (a) the Present Value of Accrued Benefits of Key Employees, or (b) the sum of the Aggregate Accounts of Key Employees of any plan of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Participants under this Plan and any plan of an Aggregation Group.

     If any Participant is a Non-Key Employee for any Plan Year, but the Participant was a Key Employee for any prior Plan Year, the Participant's Aggregate Account balance shall not be taken into account in determining whether this Plan is a Super Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group) as further defined in Code Section 416(g) and the applicable Treasury regulations.

     For purposes of determining Top-Heavy and Super Top-Heavy status, the following definitions shall apply:

     (a)  Aggregate Account means, as of the Determination Date, the sum of:
          -----------------

          (i) the Participant Contribution Account and Employer Contribution Account balances as of the most recent Valuation Date occurring within a twelve (12) month period ending on the Determination Date;

          (ii) the contributions that would be allocated as of a date not later than the Determination Date, even though those amounts are not yet made or required to be made;

          (iii) any plan distributions made during the Determination Period (However, in the case of distributions made after the Valuation Date and prior to the Determination Date, such distributions are not included as distributions for Top-Heavy purposes to the extent that the distributions are already included in the Participant's Aggregate Account balance as of the Valuation Date.); and

          (iv) any Employee contributions, whether voluntary or mandatory (However, amounts attributable to Participant Deductible Voluntary Contributions shall not be con-sidered to be a part of the Participant's Aggregate Account balance.).

          (v) Regarding unrelated rollovers and plan-to-plan transfers (those which are (A) initiated by the Employee and (B) made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, an unrelated rollover or plan-to-plan transfer shall be considered as a distribution for purposes of this Section. If this Plan is the plan accepting an unrelated rollover or plan-to-plan transfer, an unrelated rollover or plan-to-plan transfer accepted after December 31, 1983 shall not be considered as part of the Participant's Aggregate Account balance. However, unrelated rollovers or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's Aggregate Account balance.

          (vi) Regarding related rollovers and plan-to-plan transfers (those either (A) not initiated by the Employee or (B) made to a plan maintained by the same Employer), if this Plan provides for rollovers or plan-to-plan transfers, a related rollover or plan-to-plan transfer shall be considered as a distribution for purposes of this Section. If this Plan is the plan accepting a related rollover or plan-to-plan transfer, a related rollover or plan-to-plan transfer shall be considered as part of the Participant's Aggregate Account balance, irrespective of the date on which the related rollover or plan-to-plan transfer is accepted.

     (b) Aggregation Group means either a Required Aggregation Group or a
         -----------------
Permissive Aggregation Group as hereinafter determined.

          (i)  Required Aggregation Group means the group of plans composed of
               --------------------------
               (A) each plan of the Employer in which a Key Employee is a participant or participated at any time during the Determination Period, regardless of whether the plan has terminated; and (B) each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, which shall be aggregated.

               In the case of a Required Aggregation Group, each plan in the group will be considered a Top-Heavy Plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a Top-Heavy Plan if the Required Aggregation Group is not a Top-Heavy Group.

          (ii) Permissive Aggregation Group means the Required Aggregation Group
               ----------------------------
               plus any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy Code Sections 401(a)(4) and 410.

               In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is a Top-Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is not a Top-Heavy Group.

          (iii) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated to determine whether the plans are Top-Heavy Plans.

     (c) Determination Date means for any Plan Year (i) the last day of the
         ------------------
preceding Plan Year, or (ii) in the case of the first Plan Year of the Plan, the last day of the first Plan Year.

     (d) Determination Period means the five (5) year period ending on the
         --------------------
Determination Date.

     (e) Employer means the Employer that adopts this Plan.  Related Employers
         --------
shall be considered a single Employer for purposes of applying the limitations of these top-heavy rules.

     (f) Excluded Employees means any Employee who has not performed any Service
         -------------------
for the Employer during the five (5) year period ending on the Determination Date. Excluded Employees shall be excluded for purposes of a Top-Heavy determination.

     (g) Key Employee means any Employee or Former Employee, or Beneficiary of
         ------------
the Employee, who, for any Plan Year in the Determination Period is:

          (i) An officer of the Employer having Compensation from the Employer and any Related Employer greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A);

         (ii) One of the ten (10) Employees having Compensation from the Employer and any Related Employer of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Employer;

        (iii) A Five Percent Owner of the Employer (Five Percent Owner means any person owning, or considered as owning within the meaning of Code Section 318, more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer; or in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer.); or

         (iv) A One Percent Owner of the Employer having Compensation from the Employer of more than $150,000 (One Percent Owner means any person having Compensation from the Employer and any Related Employer in excess of $150,000 and owning, or considered as owning within the meaning of Code Section 318, more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer; or in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer.).

          (v) Notwithstanding the foregoing, Key Employee shall have the meaning set forth in Code Section 416(i), as amended.

         (vi) For purposes of determining whether an Employee or Former Employee is an officer under this subsection (g), an officer of the Employer shall have the meaning set forth in the regulations under Code Section 416(i).

        (vii) For purposes of this Section, Compensation means Compensation determined under Section 2.26 for the definition of a Highly Compensated Employee.

       (viii) For purposes of determining ownership hereunder, employers that would otherwise be aggregated as Related Employers shall be treated as separate employers.

     (h) Non-Key Employee means any Employee or Former Employee, or Beneficiary
         ----------------
of the Employee, who is not a Key Employee.

     (i) Present Value of Accrued Benefit.  Solely for the purpose of
         --------------------------------
determining if the Plan, or any other plan included in a Required Aggregation Group of which this Plan is a part, is a Top-Heavy Plan, the Accrued Benefit of a Non-Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Related Employers, or (ii) if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional accrual method described in Code
Section 411(b)(1)(C). To calculate the Present Value of Accrued Benefits from a defined benefit plan, the Committee will use the actuarial assumptions for interest and mortality only, prescribed by the defined benefit plan(s) to value benefits for Top-Heavy purposes. If an aggregated plan does not have a Valuation Date coinciding with the Determination Date, the Committee must value the Accrued Benefits in the aggregated plan as of the most recent Valuation Date falling within the twelve (12) month period ending on the Determination Date, except as Code Section 416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The Committee will determine whether a plan is Top-Heavy by referring to Determination Dates that fall within the same calendar year.

     (j) Top-Heavy Group means an Aggregation Group in which, as of the
         ---------------
Determination Date, the sum of:

          (i) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group; and

          (ii) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group exceeds sixty percent (60%) of a similar sum determined for all Participants.

     (k)  Valuation Date means the Determination Date defined above.
          --------------

       Section 15.3.  Top-Heavy Minimum Allocation.
       ------------   ----------------------------

     (a) Minimum Allocation.  Notwithstanding the foregoing, for any Plan Year
         ------------------
in which the Plan is determined to be Top-Heavy, the amount of Employer Non-Elective Contributions and Forfeitures allocated to the Individual Account of each Non-Key Employee shall be equal to the lesser of three percent (3%) of each Non-Key Employee's Compensation or the highest contribution rate for the Plan Year made on behalf of any Key Employee. However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the nondiscrimination rules of Code Section 401(a)(4) or the coverage rules of Code Section 410 (or another plan benefitting the Key Employee so depends on the defined benefit plan), the top heavy minimum allocation is three percent (3%) of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employee.

     (b) Compensation.  For purposes of this Section, Compensation means Annual
         ------------
Compensation defined in Section 2.9 except (i) Compensation does not include Elective Contributions, and (ii) any exclusions from Annual Compensation (other than the exclusion of Elective Contributions and the exclusions described in clauses (i) through (v) of Section 2.9) do not apply. Notwithstanding the definition of Annual Compensation in Section 2.9, the period preceding a Participant's Entry Date shall be included in determining the minimum top-heavy allocation provided by this Section.

     (c) Contribution Rate.  For purposes of this Section, a Participant's
         -----------------
contribution rate is the sum of Employer Contributions (not including Employer Contributions to Social Security) and Forfeitures allocated to the Participant's Account for the Plan Year divided by his or her Compensation for the entire Plan Year.

To determine a Participant's contribution rate, the Committee must treat all qualified top-heavy defined contribution plans maintained by the Employer (or by any related Employers described in Section 1.41) as a single plan. For purposes of this Section, for Plan Years beginning after 1988, the following rules apply:

          (i) Employer Elective Contributions on behalf of Key Employees are taken into account in determining the minimum required contribution under Code Section 416(c)(2). However, Employer Elective Contributions on behalf of Employees other than Key Employees may not be treated as Employer Contributions for the minimum contribution or benefit requirement of Code Section 416.

         (ii) Employer Matching Contributions allocated to Key Employees are treated as Employer Contributions for determining the minimum contribution or benefit under Code Section 416. However, if a plan utilizes Matching Contributions allocated to Employees other than Key Employees as Employee Contributions or Elective Contributions to satisfy the minimum contribution requirement, the Matching Contributions are not treated as Matching Contributions for applying the requirements of Code Section 401(k) and 401(m).

        (iii) Qualified Non-Elective Contributions described in Code Section 401(m)(4)(C) may be treated as Employer Contributions for the minimum contribution or benefit requirement of Code Section 416.

     (d) Participant Entitled to Top-Heavy Minimum Allocation.  The minimum
         ----------------------------------------------------
allocation under this Section shall be provided to each Non-Key Employee who is a Participant and is employed by the Employer on the last day of the Plan Year, whether or not the Participant has been credited with one thousand (1,000) Hours of Service for the Plan Year. The minimum allocation under this Section shall not be provided to any Participant who was not employed by the Employer on the last day of the Plan Year. The provisions of this Section shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer under which the minimum allocation or benefit requirements under Code Section 416(c)(1) or (c)(2) are met for the Participant.

     (e) Compliance.  The Plan will satisfy the top-heavy minimum allocation
         ----------
under this Section. The Committee first will allocate the Employer Contributions (and Participant Forfeitures, if any) for the Plan Year pursuant to the allocation formula under Section 5.2. The Employer then will contribute an additional amount for the Individual Account of any Participant entitled under this Section to a top-heavy minimum allocation and whose contribution rate for the Plan Year, under this Plan and any other plan aggregated under this Section, is less than the top-heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top-heavy minimum allocation. The Committee will allocate the additional contribution to the Account of the Participant on whose behalf the Employer makes the contribution.

     Section 15.4.  Amendments.  If the Plan is determined to be top-heavy, the
     ------------   ----------
vesting schedule in Section 6.2(c) shall continue to apply notwithstanding a determination in a later Plan Year that the Plan is no longer top-heavy unless the Company shall amend the Plan to provide otherwise. No such amendment shall be effective unless, in the event it changes the Plan's applicable vesting schedule (determined in accordance with regulations under Section 411 of the Code), each Participant's nonforfeitable percentage of his accounts (determined as of the later of the date such amendment is adopted or becomes effective) is not less than such percentage computed under Section 6.2(c) without regard to such amendment and unless, in such event, each Participant having not less than 5 years of Service is permitted to elect (pursuant to regulations under Section 411 of the Code) to have his nonforfeitable percentage computed under the Plan without regard to such amendment.



                                 * * * * * * *

                                ARTICLE SIXTEEN
                                ---------------

                              PLAN ADMINISTRATION
                              -------------------


     Section 16.1.  Committee.  The Plan shall be administered by the Savings
     ------------   ---------
Plan Committee. The Committee shall consist of not less than three nor more then seven members. Each member shall be appointed, and may at any time be removed, by the Board of Directors of the Company, and the Board of Directors of the Company shall designate the chairman of Committee. Any vacancy on the Committee resulting from resignation, death, removal by the Board of directors of the Company, or otherwise, shall be filled by the Board of Directors of the Company. The chief executive officer of the Company may appoint a person to fill any vacancy during the period prior to action by the Board of Directors filling such vacancy. All usual and reasonable expenses of the Committee shall be paid as provided in Section 14.7. The members of the Committee shall not receive compensation from the Plan or the Trust with respect to their services in administering the Plan.

       Section 16.2.  Claims Procedure.
       ------------   ----------------

     (a) The Committee shall make all determinations as to the right of any person to a benefit. Any denial by the Committee of a claim for benefits under the Plan by a Participant, Former Participant or Beneficiary shall be stated in writing and delivered or mailed to the Participant, Former Participant or Beneficiary. Such notice of denial shall to the best of the Committee's ability, be written to be understood without legal or actuarial counsel or other specialized knowledge or advice, and shall:

          (1) set forth the reasons for such denial;

          (2) specify the pertinent provisions of the Plan on which such denial is based;

          (3) describe any additional material or information necessary for perfection of such claim and explain why such material or information is necessary; and

          (4) explain the claims review procedure established by the Committee under the Plan.

     (b) In the case of any Participant, Former Participant or Beneficiary whose claim for benefits under the Plan has been denied, such Participant, Former Participant or Beneficiary, or his duly authorized representative, may:

          (1) request a review of such denial by written application mailed or delivered to the Committee by the 60th day after receipt of such denial; and

          (2) within such reasonable times as may be prescribed in the claims review procedure established by the Committee,

               (A)  review pertinent documents; and

               (B)  submit issues and comments in writing.

     (c) The Committee shall provide a full and fair review of any request submitted under Section 16.2(b). In connection with such review, the Committee may request an opinion from an Employer's counsel and shall be fully protected by the Company and such Employer from any liability resulting from good faith reliance on such opinion.

     Section 16.3.  Powers and Duties of the Committee.  The Committee shall
     ------------   ----------------------------------
have such powers and duties as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following powers and duties:

     (a) To administer the Plan;

     (b) To construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

     (c) To review the performance of the Trustee and to report thereon to the Board of Directors of the Company;

     (d) To prescribe and establish (i) procedures to be followed and forms to be used by Employees, Participants, Former Participants or Beneficiaries for commencing or resuming participation in the Plan and for applying for benefits from the Plan and (ii) such additional procedures and forms for reviewing denials of claims for benefits as the Committee deems advisable which are not inconsistent with the provisions of the. Plan or applicable law, but if any procedure or form is prescribed by the Plan.or by applicable law, such procedure or form shall be used for the purpose prescribed;

     (e) To receive from the Employers and from Employees, Participants, Former Participants and Beneficiaries such information as shall be necessary for the proper administration of the Plan;

     (f) To prepare and distribute, in such manner as required by applicable law, information explaining the Plan;

     (g) To prepare such reports with respect to the Plan as are required by applicable law and such other reports as are reasonable and appropriate and requested by the Employers;

     (h) To appoint or employ such agents or employees as it deems advisable, including legal counsel, accountants, and actuaries, as needed for the discharge of its duties;

     (i) To allocate in writing any of its rights, powers, or duties hereunder to a particular member or members of the Committee; in the event of any such allocation, the exercise of right or power, or the discharge of a duty has been allocated shall be deemed to be an act of the Committee; and

     (j) To designate persons who are not members of the Committee to exercise any of the foregoing powers, to carry out any of the foregoing duties, or to authorize benefit payments under Section 16.8.

     Section 16.4.  Limitation on Powers.  The Committee shall have no power to
     ------------   --------------------
add to, subtract from, or modify any of the terms of the Plan, or to waive or fail to apply any requirements of eligibility for benefits under the Plan.

     Section 16.5.  Limitation on Duties.  Except as elsewhere provided herein,
     ------------   --------------------
the Committee shall have no power to manage or responsibility for managing the investing (including selection, acquiring, retaining, or disposing) of the Trust Assets.

     Section 16.6.  Rules and Decisions.  The Committee may adopt such rules as
     ------------   -------------------
it deems necessary, desirable, or appropriate. All rules and decisions of the Committee shall be uniformly and consistently applied to all Employees, Participants, Former Participants, and Beneficiaries in similar circumstances. Any rule or decision which is not inconsistent with the provisions of the Plan shall be conclusive and binding upon all persons affected by it, and, except as otherwise provided by applicable law or herein, there shall be no appeal from any decision by the Committee which is within its authority. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by an Employer, the legal counsel of an Employer, or an accountant or actuary of the Plan. When making any decision hereunder, the Committee may consult with any Participant, Former Participant, or Beneficiary affected thereby and may, if appropriate, take such Participant's, Former Participant's, or Beneficiary's preference into account, but the Committee shall not be required to consult with or follow the preference of any Participant, Former Participant, or Beneficiary in the making of any decision hereunder unless it is expressly required to do so by other provisions hereof or by applicable law.

     Section 16.7.  Committee Procedures.  The Committee may act at a meeting or
     ------------   --------------------
in writing without a meeting. The Committee shall appoint a secretary, whom may or may not be a Committee member, and advise the Trustee of such action in writing. The secretary shall keep a record of all meetings and forward all necessary communications to the Employers or the Trustee. The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by the vote of a majority of the total number of members at the time serving on the Committee including actions in writing taken without a meeting.

     Section 16.8.  Liability of Committee.  Except as may otherwise be required
     ------------   ----------------------
by applicable law, no member of the Committee shall be liable for any act or omission of his own or of any agent or employee appointed or employed by the Committee, unless, such act or omission is the result of his own willful misconduct or bad faith. The Company shall indemnify each such member against any liability or loss sustained by him by reason of any act or failure to act in his capacity as such member if such act or failure to act is in good faith and does not constitute willful misconduct. Such indemnification shall include attorney's fees and other costs and expenses reasonably incurred by such member in defense of any action brought against him by reason of any such act or failure to act.

     Section 16.9.  Bonding.  The secretary and members of the Committee and any
     ------------   -------
persons designated under Subsection 16.3(j) shall serve without bond except as otherwise required by applicable law or by, the Company. The premium on any bond required of the secretary or members of the Committee shall be paid as provided in Section 14.7.

     IN WITNESS WHEREOF, FROZEN FOOD EXPRESS INDUSTRIES, INC. has caused this Plan to be executed by its duly appointed officers on this __________ day of December, 1994.
                              FROZEN FOOD EXPRESS INDUSTRIES, INC.


                              By:________________________________________
                                 President



ATTEST:



- ------------------------------------
Secretary